SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

ALLIED HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ALLIED HOLDINGS, INC.

160 Clairemont Avenue, Suite 200
Decatur, Georgia 30030

NOTICE OF ANNUAL MEETING

May 19, 2004

To the Shareholders of Allied Holdings, Inc.:

      The annual meeting of shareholders of Allied Holdings, Inc. (the “Company”) will be held at the corporate offices of the Company, 160 Clairemont Avenue, 3rd Floor Conference Room, Decatur, Georgia 30030 on May 19, 2004 at 10:00 a.m., local time, for the following purposes:

1. To elect three directors for terms ending in 2007;

2. To approve the Company’s Amended and Restated Long-Term Incentive Plan, including an amendment to increase the number of authorized shares which may be issued under the plan by an additional 150,000 shares; and

3. To take action on whatever other business may properly come before the meeting.

      Only holders of record of common stock at the close of business on March 31, 2004 will be entitled to vote at the meeting. The stock transfer books will not be closed.

By Order of the Board of Directors,

Thomas M. Duffy
Executive Vice President, Secretary and General Counsel

Decatur, Georgia

April 20, 2004

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE BY PROXY PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

PROXY STATEMENT
VOTING AND OUTSTANDING STOCK
PROPOSAL 1. ELECTION OF DIRECTORS AND INFORMATION REGARDING DIRECTORS
REPORT OF THE AUDIT COMMITTEE
COMMON STOCK OWNERSHIP BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLE
PROPOSAL 2. APPROVAL OF AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
INDEPENDENT PUBLIC AUDITORS
SHAREHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C

ALLIED HOLDINGS, INC.

160 Clairemont Avenue, Suite 200
Decatur, Georgia 30030

ANNUAL MEETING OF SHAREHOLDERS

May 19, 2004

PROXY STATEMENT

       This Proxy Statement is furnished to shareholders of Allied Holdings, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of shareholders of the Company to be held on May 19, 2004 at 10:00 a.m., local time, at the corporate offices of the Company, 160 Clairemont Avenue, 3rd Floor Conference Room, Decatur, Georgia 30030, and any adjournments thereof.

      The cost of soliciting proxies will be borne by the Company. In addition to solicitation of shareholders of record by mail, telephone, or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of the Common Stock of the Company. No remuneration will be paid directly or indirectly for the solicitation of proxies.

      An annual report to the shareholders, including financial statements for the year ended December 31, 2003, is enclosed with this Proxy Statement. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about April 20, 2004.

VOTING AND OUTSTANDING STOCK

      At the close of business on the record date, March 31, 2004, the Company had outstanding and entitled to vote at the annual meeting 8,848,423 shares of Common Stock. Each share of Common Stock is entitled to one vote. For each proposal to be considered at the annual meeting, the holders of a majority of the outstanding shares of stock entitled to vote on such matter at the meeting, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable stock exchange regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals and as to which the brokers have advised the Company that they lack voting authority. Under current New York Stock Exchange and American Stock Exchange rules, brokers would have discretionary voting power for the election of directors (Proposal 1), but not for the Long-Term Incentive Plan proposal (Proposal 2).

      With regard to the election of directors, votes may be cast for the nominees or may be withheld. The election of directors requires the affirmative vote of a plurality of the votes cast by shares entitled to vote at the annual meeting. Votes that are withheld and broker non-votes will have no effect on the election of directors.

      With regard to the proposals to be considered at the annual meeting other than for the election of directors, votes may be cast for or against each of the proposals, or shareholders may abstain from voting on each of the proposals. The approval of each of these proposals requires the affirmative vote of a majority of the votes cast at the meeting in person or by proxy and entitled to vote on such proposals. Provided that the total votes cast represent greater than 50% of the Company’s outstanding shares of Common Stock, abstentions and broker non-votes will have no effect on the outcome of such proposals. Because the stock exchanges have historically taken the position that a broker non-vote is not a “vote cast,” the failure to submit a proxy card or vote in person or the abstention from voting or the failure to give a broker instructions for how to vote on the

Long-Term Incentive Plan (Proposal 2) could, depending on the number of votes cast, have the same effect as a vote against the proposal.

      You may vote in person at the annual meeting or by proxy. Whether or not you expect to be present at the annual meeting, please vote by proxy promptly. To vote by proxy, you may select one of the following options:

      Vote by Telephone. You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) shown on your proxy card. Telephone voting is available 24 hours-a-day, seven days-a-week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers. Proxies granted by telephone using these procedures are valid under Georgia law. You can also consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you vote by telephone, you do NOT need to return your proxy card.

      Vote by Internet. You can also choose to vote on the Internet. The web site for Internet voting is shown on your proxy card. Internet voting is available 24 hours-a-day, seven days-a-week. You will be given the opportunity to confirm that your instructions have been properly recorded. Proxies granted over the Internet using these procedures are valid under Georgia law. If you vote on the Internet, you do NOT need to return your proxy card.

      Vote by Mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Please do so as soon as possible so that your shares may be represented at the annual meeting. If you wish to view future proxy statements and annual reports on the Internet, check the box provided on the card.

      Revocation of Proxy. If you vote by proxy, you may revoke that proxy at any time before it is voted at the annual meeting. You may do this by: (i) voting again by telephone or on the Internet prior to the meeting; (ii) signing another proxy card with a later date and returning it to us prior to the meeting; or (iii) attending the meeting in person and casting a ballot.

      If you sign the proxy card or submit your vote by Internet or by telephone but do not specify how you want your shares to be voted, your shares will be voted “FOR” each nominee listed in Proposal 1 and “FOR” Proposal 2. The persons named in the enclosed proxy card and acting thereunder will have discretion to vote on any other matter that may properly come before the annual meeting in accordance with their best judgment.

PROPOSAL 1.

ELECTION OF DIRECTORS AND INFORMATION REGARDING DIRECTORS

      The Bylaws of the Company provide for the division of the Board into three classes, each class serving for a period of three years. Members of the three classes currently are as follows: (i) Guy W. Rutland, IV, Berner F. Wilson, Jr. and Thomas E. Boland; (ii) David G. Bannister, Robert J. Rutland, William P. Benton and Hugh E. Sawyer; and (iii) Guy W. Rutland, III, Robert R. Woodson and J. Leland Strange. Pursuant to the Bylaws, the Board of Directors set the number of directors serving on the Board at ten in February 2003. The Board has determined that the following directors, which constitute a majority of the Board (six), are independent in accordance with the American Stock Exchange rules governing director independence: Messrs. Bannister, Benton, Boland, Strange, Wilson and Woodson.

      The directors whose terms will expire at the 2004 annual meeting of shareholders are Guy W. Rutland, IV, Berner F. Wilson, Jr., and Thomas E. Boland. Messrs. Rutland, Wilson and Boland each has been nominated to stand for reelection as director to hold office until the 2007 annual meeting of shareholders or until his successor is elected and qualified.

      If any nominee is unable to stand for reelection, the Board of Directors may, by resolution, provide for a lesser number of directors, or designate a substitute nominee, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee. The Board of Directors of the Company recommends that the shareholders vote “FOR” approval of the proposal to elect the three nominees for directors listed below.

Nominees for Election to Terms Expiring 2007 Annual Meeting

THOMAS E. BOLAND

Director Since 2001
Age 69

Mr. Boland retired as Chairman of the Board of Wachovia Corporation of Georgia and Wachovia Bank of Georgia, N.A., in April, 1994. Mr. Boland joined Wachovia (formerly The First National Bank of Atlanta) in 1954 and was a senior executive in various capacities until his retirement. Mr. Boland has been Special Counsel to the President of Mercer University of Macon and Atlanta since October 1995. Mr. Boland currently serves on the boards of directors of Citizens Bancshares, Inc. and its subsidiary Citizens Trust Bank in Atlanta and Neighbors Bancshares, Inc. and its subsidiary Neighbors Bank, Alpharetta, GA. Mr. Boland is past chairman of the board of directors of Minbanc Capital Corporation of Washington, D.C. and formerly served on the boards of directors of InfiCorp Holdings, Inc., Atlanta, VISA International and VISA U.S.A. of San Mateo, California.

GUY W. RUTLAND, IV

Director Since 1993
Age 40

Mr. Rutland has been Senior Vice President of Performance Management and Chaplaincy of the Company since July 2001, and was Executive Vice President and Chief Operating Officer of Allied Automotive Group, Inc., a subsidiary of the Company, from February 2001 to July 2001. Mr. Rutland was Senior Vice President — Operations of Allied Automotive Group, Inc. from November 1997 to February 2001. Mr. Rutland was Vice President — Reengineering Core Team of Allied Automotive Group, Inc., from November 1996 to November 1997. From January 1996 to November 1996, Mr. Rutland was Assistant Vice President of the Central and Southeast Region of Operations for Allied Systems, Ltd., a subsidiary of the Company. From March 1995 to January 1996, Mr. Rutland was Assistant Vice President of the Central Division of Operations for Allied Systems, Ltd. From June 1994 to March 1995, Mr. Rutland was Assistant Vice President of the Eastern Division of Operations for Allied Systems, Ltd. From 1993 to June 1994, Mr. Rutland was assigned to special projects with an assignment in Industrial Relations/Labor Department and from 1988 to 1993, Mr. Rutland was Director of Performance Management.

BERNER F. WILSON, JR.

Director Since 1993
Age 65

Mr. Wilson retired as Vice President and Vice-Chairman of the Company in June 1999. Mr. Wilson was Secretary of the Company from December 1995 to June 1998. Prior to October 1993, Mr. Wilson was an officer or Vice Chairman of several of the Company’s subsidiaries. Mr. Wilson joined the Company in 1974 and held various finance, administration, and operations positions prior to his retirement in 1999. Mr. Wilson currently serves on the board of directors of Mountain Heritage Bank in Clayton, Georgia.

Incumbent Directors — Terms Expiring 2006 Annual Meeting

DAVID G. BANNISTER

Director Since 1993
Age 48

Mr. Bannister is a private investor. Mr. Bannister was a Managing Director of Grotech Capital Group, a private equity group, from June 1998 to December 2003. Mr. Bannister was a Managing Director in the Transportation Group of BT Alex Brown Incorporated and was employed by that firm in various capacities from 1983 to June 1998. Mr. Bannister is also a director of Landstar System, Inc.

WILLIAM P. BENTON

Director Since 1998
Age 80

Mr. Benton became a director of the Company in February 1998. Mr. Benton retired from Ford Motor Company as its Vice President of Marketing worldwide after a 37-year career with that company. During this time Mr. Benton held the following major positions: VP/General Manager of Lincoln/Mercury Division; VP/General Manager Ford Division; 4 years in Europe as Group VP Ford of Europe; and a member of the company’s Product Planning Committee, responsible for all products of the company worldwide. Most recently Mr. Benton was vice chairman of Wells Rich Greene, an advertising agency in New York, from September 1986 to January 1997, and Executive Director of Ogilvy & Mather Worldwide, an advertising agency in New York from January 1997 to January 2002. Mr. Benton has been a director of Speedway Motor Sports, Inc. since February 1995, and a director of Sonic Automotive, Inc. since December 1997.

ROBERT J. RUTLAND

Director Since 1965
Age 62

Mr. Rutland has been Chairman of the Company since 1995, and served as Chairman and Chief Executive Officer of the Company from February 2001 to June 2001 and from December 1995 to December 1999. Mr. Rutland was the President and Chief Executive Officer of the Company from 1986 to December 1995. Prior to October 1993, Mr. Rutland was Chief Executive Officer of each of the Company’s subsidiaries. Mr. Rutland is a member of the board of directors of Fidelity National Bank, a national banking association.

HUGH E. SAWYER

Director Since 2001
Age 49

Mr. Sawyer has been President and Chief Executive Officer of the Company since June 2001. Mr. Sawyer served as President and Chief Executive Officer of Aegis Communications Group, Inc. from April 2000 to June 2001. Mr. Sawyer served as President of Allied Automotive Group, Inc., a subsidiary of the Company, from January 2000 to April 2000. Mr. Sawyer was President and Chief Executive Officer of National Linen Service, a subsidiary of National Service Industries, Inc., from 1996 to 2000, and President of Wells Fargo Armored Service Corp., a subsidiary of Borg-Warner Corp., from 1988 to 1995. Mr. Sawyer is a member of the board of directors of Spiegel, Inc.

Incumbent Directors — Terms Expiring 2005 Annual Meeting

GUY W. RUTLAND, III

Director Since 1964
Age 67

Mr. Rutland was elected Chairman Emeritus in December 1995 and served as Chairman of the Board of the Company from 1986 to December 1995. Prior to October 1993, Mr. Rutland was Chairman or Vice Chairman of each of the Company’s subsidiaries.

J. LELAND STRANGE

Director Since 2002
Age 62

Mr. Strange is Chairman of the board of directors, Chief Executive Officer and President of Intelligent Systems Corporation and has been with that company since its merger with Quadram Corporation in 1982. Mr. Strange is Chairman of the Georgia Tech Research Corp. He serves on the advisory board of the Georgia Institute of Technology’s College of Management.

ROBERT R. WOODSON

Director Since 1993
Age 72

Mr. Woodson retired as a member of the board of directors of John H. Harland Company in April 1999 and served as its Chairman from October 1995 to April 1997. Mr. Woodson was also the President and Chief Executive Officer of John H. Harland Company prior to October 1995. Mr. Woodson also served as a director of Haverty Furniture Companies, Inc. through May 2002.

Other Information About the Board and Its Committees

      All directors have served continuously since their first election or appointment. Robert J. Rutland and Guy W. Rutland, III are brothers. Guy W. Rutland, IV is the son of Guy W. Rutland, III. The Board of Directors held fourteen meetings during 2003. Each director attended at least 75% of the meetings of the Board of Directors and the meetings of committees of which he was a member. The Board of Directors has two standing committees, the Audit Committee and the Compensation and Nominating Committee. In accordance with applicable American Stock Exchange and Securities and Exchange Commission (“SEC”) requirements, the Board of Directors has determined that each director serving on the Audit Committee and Compensation and Nominating Committee is an independent director.

      The Company encourages shareholder communication with the Board of Directors. Any shareholder who wishes to communicate with the Board of Directors or with any particular director, including any independent director, may send such correspondence to Thomas M. Duffy, Secretary, Allied Holdings, Inc., 160 Clairemont Avenue, Decatur, Georgia 30030. Such correspondence should indicate that you are a shareholder of the Company and clearly specify that it is intended to be forwarded to the entire Board of Directors or to one or more particular directors. Mr. Duffy will forward all correspondence satisfying such criteria.

      The Board of Directors has adopted a policy that all directors on the Board of Directors are expected to attend annual meetings of the Company’s shareholders and be available for questions from shareholders, except in the case of unavoidable conflicts. All of the directors on the Board of Directors attended the Company’s previous annual meeting of shareholders held in June 2003.

      Certain information regarding the function of the Board’s committees, their present membership, and the number of meetings held by each committee during 2003 is presented below.

Audit Committee

      The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial matters. The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A and has been filed with the SEC as an exhibit to the Company’s annual report on Form 10-K. Under the charter, the Audit Committee’s principal responsibilities include hiring the Company’s independent auditors; reviewing the plans and results of the audit engagement with the independent auditors; inquiring as to the adequacy of the Company’s internal accounting controls; monitoring the compliance with material policies and laws, including the Company’s code of conduct; and reviewing the Company’s financial statements, reports and releases.

      The Audit Committee oversees the Company’s Code of Conduct, which applies to all of the Company’s directors, executive officers and non-bargaining unit employees. The Code of Conduct has been filed as an exhibit to the Company’s annual report on Form 10-K.

      The members of our Audit Committee are David G. Bannister, William P. Benton, Robert R. Woodson and Thomas E. Boland, with Mr. Bannister serving as the Chairman. The Board has determined that Messrs. Bannister, Boland and Woodson each qualifies as an “audit committee financial expert” as that term is defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. During 2003, the Audit Committee held ten meetings.

REPORT OF THE AUDIT COMMITTEE

April 7, 2004

To the Board of Directors of Allied Holdings, Inc.:

In performing our functions, we act only in an oversight capacity. Our committee and the Board of Directors recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than does our committee. In its oversight role, our committee relies on the work and assurances of the Company’s management, which is responsible for the preparation, presentation and integrity of the Company’s financial statements and reports, financial reporting process and internal controls, and of the independent auditors, who are responsible for auditing the Company’s annual financial statements and, in their report, express an opinion as to the conformity of such annual financial statements to generally accepted accounting principles.

In this context, we met and held discussions with management and the independent auditors. Management represented to us that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with KPMG LLP the accountants’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

The foregoing report has been furnished by the Audit Committee of Allied Holdings’ Board of Directors.

David G. Bannister, Chairman	William P. Benton	Robert R. Woodson	Thomas E. Boland

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

Compensation and Nominating Committee

      The Compensation and Nominating Committee periodically reviews the compensation and other benefits provided to officers of the Company. The Board of Directors of the Company has adopted a written charter for the Compensation and Nominating Committee, a copy of which is attached to this Proxy Statement as Appendix B and has been filed as an exhibit to the Company’s annual report on Form 10-K. Under the charter, the Compensation and Nominating Committee may establish compensation for the officers of the Company and approve employment agreements with the officers of the Company. The Compensation and Nominating Committee may also recommend to the Board of Directors changes to the Company’s total compensation philosophy. In addition, the Compensation and Nominating Committee reviews the qualifications of all persons recommended to serve on the Board of Directors and makes recommendations to the Board of Directors regarding such persons.

      With respect to the Compensation and Nominating Committee’s evaluation of director nominee candidates, the committee has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Compensation and Nominating Committee considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the committee generally views as relevant and is likely to consider. Some of these factors include the candidates’:

•	professional experience, particularly experience that is germane to the Company’s business, such as healthcare services, legal, human resources, finance, marketing, and regulatory experience;

•	whether the candidate is an “audit committee financial expert” (as defined by the SEC);

•	experience in serving on other boards of directors or in the senior management of companies that have faced issues generally of the level of sophistication that the Company faces;

•	contribution to diversity on the Board of Directors;

•	integrity and reputation;

•	ability to work collegially with others;

•	other obligations and time commitments and the ability to attend meetings in person; and

•	current membership on the Company’s Board of Directors — our Board values continuity (but not entrenchment).

      The Compensation and Nominating Committee does not assign a particular weight to the individual factors. Similarly, the committee does not expect to see all (or even more than a few) of these factors in any individual candidate. Rather, the Compensation and Nominating Committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing Board members, will provide shareholders with a diverse and experienced board of directors. With respect to the identification of nominee candidates, the Compensation and Nominating Committee has not developed a formalized process. Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation. The Company historically has not utilized a recruiting firm to assist in the process but could do so in the future.

      The Compensation and Nominating Committee welcomes recommendations from shareholders and evaluates shareholder nominees in the same manner that it evaluates a candidate recommended by other means. In order to make a recommendation, the Compensation and Nominating Committee asks that a shareholder send the committee:

•	a resume for the candidate detailing the candidate’s work experience and academic credentials;

•	written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to the disclosure of his or her name, (3) has read the Company’s Code of Conduct and that during the prior three years has not engaged in any conduct that, had he or she been a director, would have violated the Code or required a waiver, (4) is, or is not, “independent” as that term is defined in the American Stock Exchange Corporate Governance rules, and (5) has no plans to change or influence the control of the Company;

•	the name of the recommending shareholder as it appears in the Company’s books, the number of shares of Common Stock that are owned by the shareholder and written confirmation that the shareholder consents to the disclosure of his or her name. (If the recommending person is not a shareholder of record, he or she should provide proof of share ownership);

•	personal and professional references, including contact information; and

•	any other information relating to the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Securities Exchange Act of 1934.

      The foregoing information should be sent to the Compensation and Nominating Committee, c/o Thomas M. Duffy, who will forward it to the chairperson of the committee. The committee does not necessarily respond directly to a submitting shareholder regarding recommendations. Also, the Company’s Bylaws provide that shareholders may directly nominate directors for consideration at any annual meeting of shareholders. To nominate a candidate for election, a shareholder must follow the procedures set forth in the Company’s Bylaws. These procedures are summarized under the heading “Shareholder Proposals at the Company’s Next Annual Meeting of Shareholders” in this Proxy Statement.

      The members of the Compensation and Nominating Committee are David G. Bannister, Robert R. Woodson, William P. Benton and J. Leland Strange, with Mr. Benton serving as the Chairman. During 2003, the Compensation and Nominating Committee held five meetings.

Compensation of Directors

      For the year ended December 31, 2003, each director of the Company who was not also an employee received an annual fee of $25,000 and a fee of $1,500 for each meeting of the Board or any of its committees attended, plus reimbursement of expenses for attending meetings. An additional fee of $5,000 was paid to the chairman of each committee of the Board.

COMMON STOCK OWNERSHIP BY MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information about beneficial ownership of the Common Stock as of March 31, 2004 by (i) each director and executive officer of the Company named herein, and (ii) all directors and executive officers of the Company as a group. Unless otherwise indicated, the beneficial owners of the Common Stock listed below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Shares	Percentage of Shares
Beneficial Owner	Beneficially Owned(1)	Outstanding(2)

Robert J. Rutland(3)	1,123,894	12.7
Guy W. Rutland, III(4)	850,718	9.6
Guy W. Rutland, IV(5)	651,936	7.4
Hugh E. Sawyer(6)	570,000	6.1
Berner F. Wilson, Jr.(7)	105,409	1.2
Thomas M. Duffy(8)	89,863	1.0
David A. Rawden(9)	49,932	*
David G. Bannister(10)	27,667	*
Robert R. Woodson(10)	27,667	*
William P. Benton(10)	25,667	*
Thomas E. Boland(11)	23,333	*
J. Leland Strange(11)	20,333	*
Robert C. Chambers(12)	10,000	*
All executive officers and directors as a group (13) (13 persons)	3,576,419	37.2

*	Less than 1%

(1)	Under the rules of the SEC, a person is deemed to be a beneficial owner of any securities that such person has the right to acquire beneficial ownership of within 60 days as well as any securities owned by such person’s spouse, children or relatives living in the same household.

(2)	Based on 8,848,423 shares outstanding as of March 31, 2004. Shares underlying outstanding stock options or warrants held by the person indicated and exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by such holder.

(3)	Includes 18,099 shares owned by his wife as to which he disclaims beneficial ownership and 85,050 shares owned by him under the Restricted Stock Plan. A holder of shares under the Restricted Stock Plan has the power to vote such shares.

(4)	Includes 18,099 shares owned by his wife, 67,800 shares owned by a private foundation as to which he disclaims beneficial ownership and 8,167 shares owned by him under the Restricted Stock Plan.

(5)	Includes 647,211 shares held in a limited partnership of which he is directly the beneficiary and 4,725 shares owned by him under the Restricted Stock Plan.

(6)	Includes options to acquire 550,000 shares.

(7)	Includes 1,996 shares acquired by him under the Restricted Stock Plan and options to acquire 5,000 shares.

(8)	Includes 5,245 shares owned by his wife as to which he disclaims beneficial ownership, 2,732 shares owned by him under the Restricted Stock Plan, and options to acquire 78,333 shares.

(9)	Includes options to acquire 33,333 shares.

(10)	Includes options to acquire 21,667 shares for each individual.

(11)	Includes options to acquire 18,333 shares for each individual.

(12)	Includes options to acquire 10,000 shares.

(13)	Includes 102,670 shares issued under the Restricted Stock Plan and options to acquire 778,333 shares.

      The following table sets forth certain information about beneficial ownership of each person known to the Company to own more than 5% of the outstanding Common Stock as of March 31, 2004, other than directors of the Company:

	Number of Shares	Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Outstanding

Beck, Mack and Oliver LLC(1)	1,058,750	12.1
360 Madison Avenue
New York, New York 10017

Alan W. Weber(2)	1,017,500	11.6
5 Evan Place
Armonk, New York 10504

J. B. Capital Partners, L.P.(2)	968,400	11.1
5 Evan Place
Armonk, New York 10504

Dimensional Fund Advisors Inc.(3)	466,635	5.3
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Robert E. Robotti, Robotti & Company, LLC,	461,890	5.3
Robotti & Company Advisors, LLC and
The Ravenswood Investment Company, L.P.(4)
52 Vanderbilt Avenue, Suite 503
New York, New York 10017

(1)	According to a Schedule 13G filed on January 27, 2004 on behalf of Beck, Mack and Oliver LLC (“BMO”), BMO possesses shared investment power over 1,058,750 shares and sole voting power as to 1,010,450 shares.

(2)	According to a Schedule 13G filed on February 12, 2004 on behalf of J.B. Capital Partners, L.P. (“J.B. Capital”) and Alan W. Weber, J.B. Capital possesses shared voting and investment power as to 968,400 shares, and Mr. Weber possesses sole voting and investment power as to 49,100 shares and shared voting and investment power as to 968,400 shares.

(3)	According to a Schedule 13G filed on February 6, 2004 on behalf of Dimensional Fund Advisors Inc. (“Dimensional”), in its role as investment advisor or manager to certain investment companies, trust and accounts, Dimensional possesses voting and/or investment power over the 466,635 shares owned by such investment companies, trust and accounts. Dimensional disclaims beneficial ownership of such shares.

(4)	According to a Schedule 13G filed on February 12, 2004 on behalf of Robert E. Robotti, Robotti & Company, LLC and Robotti & Company Advisors LLC, in its role as a broker dealer and an investment advisor, and The Ravenswood Investment Company, L.P., of which Mr. Robotti serves as Managing Member of the General Partner of such limited partnership. Mr. Robotti possesses shared voting and investment power as to the securities but does not have sole voting or investment power as to the securities.

EXECUTIVE COMPENSATION

Compensation and Nominating Committee Report on Executive Compensation

      The Compensation and Nominating Committee of the Board, which was formed in December 1993, reviews, establishes, administers and monitors the Company’s executive compensation plans, policies and programs as one of its principal functions.

Executive Compensation Components

      The executive compensation philosophy of the Company is to link compensation with enhancement of shareholder value and retain executive talent the Company considers important for its long-term success. The Company’s executive compensation is based on the following three principal components, each of which is intended to support the overall compensation philosophy.

      Incentive Compensation. For 2003, the Compensation and Nominating Committee awarded incentive compensation for certain of the named executive officers utilizing criteria related to the implementation and achievement of the Company’s turnaround plan. The Compensation and Nominating Committee determined that incentive compensation should be based on results measured against the value driver metrics that were established by the Company during 2003.

      The criteria related to the implementation and achievement of the Company’s turnaround plan and used by the Compensation and Nominating Committee included, but was not limited to, renewal of collective bargaining agreements, customer management and retention, the elimination of nonperforming assets and expenses, deleveraging activities, improved cash management, execution in the Company’s core business units, refinancing activities, and the renewal of the Company’s primary insurance arrangements. The Compensation and Nominating Committee reviewed factors such as the achievements of the Company which were directly and specifically linked to executive officers’ individual performance in connection with the revitalization initiatives adopted by the Company during 2003 in determining the amount of incentive compensation paid to executive officers.

      Based upon criteria utilized by the Compensation and Nominating Committee as defined by the Company’s turnaround initiatives, the Company paid bonuses to executive officers for 2003 as follows: Mr. Sawyer was paid a bonus of $275,000; Robert J. Rutland was paid a bonus of $123,060; Mr. Duffy was paid a bonus of $150,000; Mr. Rawden was paid a bonus of $100,000; and Mr. Chambers was paid a bonus of $102,000.

      Base Salary. Base salary amounts for each of the named executive officers are specified in their employment agreements. The Committee believes these base salary amounts are appropriate given the need of the Company to attract and retain qualified executives, and are competitive with those paid to executives of other leading companies engaged in the transportation, logistics and trucking industries, and turnaround management.

      Stock Compensation. Executive officers are eligible to receive annual grants of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance units and performance shares under the Company’s Amended and Restated Long-Term Incentive Plan (the “LTI Plan”). During 2003, the Compensation and Nominating Committee awarded stock options to various officers, including certain of the named executive officers, pursuant to the LTI Plan. The Company issued 250 shares of restricted stock in 2003 to each full time non-bargaining employee in the United States other than those at the level of Senior Vice President or above. None of the executive officers were issued restricted stock in 2003. The Compensation and Nominating Committee believes that stock options assist the Company in the long-term retention of its executives and serve to align the interests of the executives with the shareholders by increasing their ownership stake in the Company.

CEO Compensation

      The Compensation and Nominating Committee believes that Hugh E. Sawyer’s compensation as Chief Executive Officer for the year ended December 31, 2003 was appropriately related to the short and long-term performance of the Company. Mr. Sawyer’s base salary in 2003 was $555,000 as provided by his employment agreement and was reduced by $53,063 due to the effect of five weeks of unpaid furlough taken in 2003 pursuant to a Company initiative. Mr. Sawyer was paid a bonus for the year ended December 31, 2003 of $275,000 based upon criteria utilized by the Compensation and Nominating Committee as defined by the Company’s turnaround initiatives. The Compensation and Nominating Committee believes that the base salary and benefits provided by Mr. Sawyer’s employment agreement provide for appropriate compensation to Mr. Sawyer in light of the Company’s goal of attracting and retaining a qualified chief executive, and considers the compensation received by Mr. Sawyer for 2003 to have been comparable to chief executive officers of other leading companies engaged in the transportation, logistics and trucking industries or companies engaged in revitalization efforts.

William P. Benton, Chairman	David G. Bannister	Robert R. Woodson	J. Leland Strange

The foregoing report of the Compensation and Nominating Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

EXECUTIVE COMPENSATION TABLE

      Remuneration paid for 2003, 2002 and 2001 to the following named executive officers and the principal positions of such individuals at December 31, 2003 is set forth in the following table:

							Long-Term Compensation

		Annual Compensation					Securities
							Underlying
						Other Annual	Options	All Other
Name and Principal Position	Year	Salary		Bonus(1)		Compensation	Awards(2)	Compensation(3)

Hugh E. Sawyer	2003	$496,937		$275,000		—	—	$3,619
President and Chief	2002	539,388		825,000	(6)	—	100,000	6,717
Executive Officer	2001	287,337	(4)	275,000		—	500,000	360,197

Robert J. Rutland	2003	385,966		123,060		$37,606	—	17,185
Chairman	2002	402,650		307,650		29,870	—	152,164
	2001	402,128		175,000		59,931	—	72,148

David A. Rawden	2003	310,855		100,000		—	—	—
Senior Vice President	2002	267,323	(5)	239,340	(7)	—	50,000	56,982
Business Process	2001	—		—		—	—	—
Engineering(8)

Thomas M. Duffy	2003	235,471		150,000		678	—	—
Senior Vice President,	2002	245,157		200,000		542	10,000	—
General Counsel,	2001	235,894		150,000		7,353	50,000	—
Secretary(9)

Robert C. Chambers	2003	287,740		102,000		—	67,500	—
President of Axis Group, Inc.

(1)	For 2002, each individual executed an agreement evidencing that they would be required to take a one-week non-paid furlough on or before June 1, 2003, and that they would not voluntarily terminate their employment with the Company before December 31, 2003.

(2)	For Mr. Sawyer, represents 100,000 shares subject to options granted in 2002 and 500,000 shares subject to options granted in 2001. For Mr. Rawden, represents 50,000 shares subject to options granted in 2002. For Mr. Duffy, represents 10,000 shares subject to options granted in 2002 and 50,000 shares subject to options granted in 2001. For Mr. Chambers, represents 67,500 shares subject to options granted in 2003.

(3)	Amounts in this column for Mr. Rutland in 2003 include the taxable compensation recognized by Mr. Rutland in regard to premiums paid on “split dollar” insurance agreements and in 2002 and 2001 include the imputed cost to the Company of the premiums paid on “split dollar” insurance agreements with Mr. Rutland based on an interest-free loan basis. Under certain circumstances, the Company will receive back the aggregate of the premiums paid by it. The amounts reported are required by the SEC’s rules; however, the amounts exceed the taxable compensation recognized by the named executive officers in regard to the split dollar payments in 2002 and 2001. As a result of changes in the law, including the Sarbanes-Oxley Act of 2002, the Company discontinued paying the premiums on these policies as of July 30, 2002. See “Agreements with Executive Officers and Directors.” For Mr. Sawyer, the 2003 and 2002 amounts include premiums paid by the Company on a term life insurance policy on his life for the benefit of his family and the 2001 amount includes $125,000 to reimburse him for amounts paid by him related to the early termination of his employment agreement with his former employer, $75,000 to reimburse him for certain expenses incurred in relocating to Atlanta, GA and $157,142 to reimburse him for income tax liabilities incurred due to such payments. For Mr. Rawden, includes $32,810 to reimburse him for certain expenses incurred in relocating to Atlanta, GA and $24,172 to reimburse him for income tax liabilities incurred due to such payments.

(4)	Represents salary paid by the Company commencing June 18, 2001.

(5)	Represents salary paid by the Company commencing on March 4, 2002.

(6)	$275,000 of Mr. Sawyer’s bonus was paid upon the successful refinancing of the Company’s primary lending facilities in February 2002.

(7)	Mr. Rawden’s bonus includes $75,000, which was paid in March 2002 upon commencement of his employment as required by his employment agreement.

(8)	Became Executive Vice President and Chief Financial Officer in February 2004.

(9)	Became Executive Vice President, General Counsel and Secretary in February 2004.

      The following table sets forth information regarding the grant of stock options to each of the named executive officers during 2003 and the value of such options held by each such person as of December 31, 2003:

Option Grants for Last Fiscal Year

					Potential Realizable
					Value at
					Assumed Annual Rates of
					Stock Price Appreciation
					for
	Individual Grants				Option Term (10 Years)*

					5%	10%
		% of Total
	Number of	Options
	Securities	Granted to	Exercise
	Underlying	Employees in	Price	Expiration	Aggregate	Aggregate
Name	Options(1)	Fiscal Year	($/Share)(1)	Date	Value	Value

Robert C. Chambers	10,000	7.2	$3.15	2/13/13	$19,810	$50,203
	57,500	41.7	$3.51	10/1/13	$126,927	$321,657

*	The dollar gains under these columns result from calculations assuming 5% and 10% growth rates from the closing price of the Company’s Common Stock on the date of grant, as prescribed by the SEC, and are not intended to forecast future price appreciation of the Common Stock.

(1)	Represents 67,500 shares subject to options granted in 2003. Mr. Chambers’ options vest over three years at a rate of 33% per year.

      The following table sets forth as to each of the named executive officers (i) the number of shares of Common Stock acquired pursuant to options exercised and the number of shares underlying stock appreciation rights exercised during 2003, (ii) the aggregate dollar value realized upon the exercise of such options and stock appreciation rights, (iii) the total number of shares underlying exercisable and non-exercisable stock options and stock appreciation rights held on December 31, 2003 and (iv) the aggregate dollar value of in-the-money unexercised options and stock appreciation rights on December 31, 2003:

Aggregated Option Exercises During Last Fiscal Year And

Fiscal Year-End Option Values

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Number of Shares	Value	Fiscal Year End		Fiscal Year End(1)
	Acquired Upon	Realized Upon
Name	Exercise of Option	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert J. Rutland	—	—	—	—	—	—
Hugh E. Sawyer	—	—	550,000	50,000	$1,098,500	$53,500
Thomas M. Duffy	—	—	78,333	6,667	$107,233	$14,467
David A. Rawden	—	—	16,667	33,333	$7,833	$15,667
Robert C. Chambers	—	—	3,333	74,167	—	$88,650

(1)	In accordance with the SEC’s rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $4.77, the closing price of the Common Stock reported on the American Stock Exchange on

December 31, 2003. On March 31, 2004, the closing price of the Common Stock reported on the American Stock Exchange was $5.86. No value is assigned to the options or stock appreciation rights because the exercise price for the options and stock appreciation rights was in excess of the fair market value of the underlying Common Stock on December 31, 2003.

Agreements with Executive Officers and Directors

Employment and Severance Agreements

      Robert Rutland entered into an employment agreement with the Company for a five-year term ending in February 2005, which is automatically renewed for an additional two-year period at the end of each term. Mr. Sawyer entered into an employment agreement with the Company for a five-year term ending in June 2006, which is automatically renewed for an additional two-year period at the end of each term. Mr. Duffy entered into an employment agreement with the Company for a one-year term ending in December 2004, which automatically renews for an additional one-year period at the end of each term, and Mr. Rawden entered into an employment agreement with the Company for a one-year term ending in March 2005, which automatically renews for an additional one-year period at the end of each term. Mr. Chambers entered into an employment agreement with the Company for a two-year term ending in October 2005, which automatically renews for an additional one-year period at the end of each term. These agreements provide for compensation to the officers in the form of annual base salaries, plus percentage annual increases in subsequent years based upon either the Consumer Price Index for certain executive officers, or such amount established by the Compensation and Nominating Committee, and participation in Company bonus plans.

      Each of the employment agreements of Messrs. Rutland, Sawyer and Duffy also provides that the officers will receive severance benefits if: (i) the officer’s employment is terminated due to death or disability; (ii) the Company terminates the officer’s employment other than for cause or elects not to extend the officer’s employment beyond any initial or renewal term of the agreement, (iii) the officer terminates his employment with the Company as a result of a material change in the duties or responsibilities of the officer or a failure to be elected or appointed to the position held by him, (iv) the officer terminates his employment as a result of relocation of the officer, or requirement that the officer perform substantially all his duties outside the metropolitan Atlanta, Georgia area, (v) the Company commits any material breach of the agreement that remains uncured for thirty days following written notice thereof from the officer, (vi) a liquidation, dissolution, consolidation or merger of the Company (other than with an affiliated entity) occurs, (vii) within two years following a “change of control” with respect to the Company, the officer’s employment agreement is terminated by the Company or the officer or not extended for any renewal term or (viii) a petition in bankruptcy is filed by or against the Company or the Company makes an assignment for the benefit of creditors or seeks appointment of a receiver or custodian for the Company.

      Each of the employment agreements of Messrs. Rawden and Chambers provides that the officer will receive severance benefits if: (i) the officer’s employment is terminated by the Company other than for cause, or because the Company elects not to extend the officer’s employment beyond the initial or any renewal term of the agreement, (ii) the officer terminates his employment with the Company as a result of a material change in the duties or responsibilities of the officer, (iii) the officer terminates his employment as a result of relocation of the officer or requirement that the officer perform substantially all his duties outside the metropolitan Atlanta, Georgia area, (iv) the officer’s employment is terminated by the Company within one year following a “change of control” with respect to the Company or (v) a petition in bankruptcy is filed by or against the Company or the Company makes the assignment for the benefit of creditors or seeks appointment of a receiver or custodian for the Company.

      In addition, Mr. Sawyer’s employment agreement provides for severance benefits if there is any material change by the Company to Mr. Sawyer’s compensation other than as contemplated by the agreement, the Company fails to comply with its obligations in respect of payment of salary and bonus to Mr. Sawyer or Mr. Sawyer terminates his employment as a result of the failure of the Board of Directors to re-nominate Mr. Sawyer as a candidate for director or to appoint, elect or re-elect Mr. Sawyer as Chairman of the Board after Mr. Rutland ceases holding such office.

      The severance benefits payable with respect to each of Messrs. Rutland, Sawyer and Duffy include a cash payment equal to three times each of (i) his annual base salary for the year such termination occurs, plus (ii) his “bonus”. For purposes of the preceding sentence, the term “bonus” includes, with respect to Messrs. Rutland and Duffy, an amount equal to (A) the greatest of (1) the average of each of the previous two years’ bonus payments under the Incentive Plan or other form of bonus plan, (2) the average of each of the previous two years’ “target bonus” amounts under the Incentive Plan or other form of bonus plan or (3) the amount of the “target bonus” for Messrs. Rutland and Duffy under the Incentive Plan or other form of bonus plan for the year in which their respective employment with the Company is terminated, plus (B) an amount equal to the dollar value of the restricted stock target or other form of equity award for each of them with respect to the most recent annual award of restricted stock or other equity award made under the LTI Plan. If Mr. Rutland is terminated other than pursuant to a “change of control” and there are more than three years remaining on the term of his employment agreement, he will be entitled to receive an amount equal to the number of years or partial years remaining on his employment agreement times each of the above items.

      For Mr. Sawyer the term “bonus” includes an amount equal to (A) the greatest of (I) the annual bonus actually paid to Mr. Sawyer in the preceding year, (2) the average of each of the previous two years’ annual bonus payments to Mr. Sawyer, or (3) if the termination follows a “change of control,” the target amount of his annual bonus for the year in which such termination occurs, plus (B) an amount equal to the dollar value of the restricted stock target for him with respect to the most recent annual award of restricted stock made under the LTI Plan. If Mr. Sawyer is terminated other than pursuant to a “change of control” or a failure of the Board of Directors to nominate him for election to the Board or to elect him as Chairman of the Board and there are more than three years remaining on the term of his employment agreement, he will be entitled to receive an amount equal to the number of years or partial years remaining on his employment agreement times each of the above items.

      The severance benefits payable with respect to each of Messrs. Rawden and Chambers include a cash payment equal to the greater of (i) 52 weeks of base salary or (ii) the severance amount which would be due to such officer in accordance with the severance plan or guidelines of the Company in effect on the date of termination.

      A “change of control” under the employment agreements of Messrs. Rutland, Sawyer, Duffy and Rawden occurs (i) in the event of a merger, consolidation or reorganization of the Company following which the shareholders of the Company immediately prior to such reorganization, merger or consolidation own in the aggregate less than seventy percent (70%) of the outstanding shares of common stock of the surviving corporation, (ii) upon the sale, transfer or other disposition of all or substantially all of the assets or more than thirty percent (30%) of the then outstanding shares of common stock of the Company, other than as a result of a merger or other combination of the Company and an affiliate of the Company, (iii) upon the acquisition by any person of beneficial ownership (as defined in the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company’s then outstanding voting securities or (iv) if the members of the Board of Directors who served as such on the date of the applicable employment agreement (or any successors approved by two-thirds (2/3) of such Board members) cease to constitute at least two-thirds (2/3) of the membership of the Board.

      The maximum severance benefits that would have been due upon termination meeting the criteria for severance compensation under the employment agreements as of December 31, 2003 are approximately: $2,153,550 to Mr. Rutland, $4,125,000 to Mr. Sawyer, $1,275,000 to Mr. Duffy, $330,000 to Mr. Rawden and $340,000 to Mr. Chambers. The Company is also required to provide to Messrs. Rutland, Sawyer, Duffy, Rawden and Chambers medical and hospitalization benefits and other benefits for defined periods following termination triggering severance benefits.

Split-Dollar Life Insurance Agreements

      The Company is a party to “split dollar” insurance agreements with respect to certain of its executive officers and directors, including the split dollar insurance agreements described in the Executive Compensation Table herein. Each of these agreements was entered into while such persons were employed as executive officers with the Company. The agreements are between the Company and certain trusts established for the benefit of the executive officers and directors. The Company paid the premiums on the split dollar insurance agreements for Messrs. Berner F. Wilson, Guy W. Rutland III, Guy W. Rutland, IV and Robert J. Rutland until the enactment of the Sarbanes-Oxley Act of 2002 on June 30, 2002, at which time such Company payments were discontinued. A portion of the premiums paid by the Company is taxable compensation recognized by the director or executive officer.

      Under certain circumstances, the Company will receive back the aggregate of the premiums paid by it or the cash surrender value of the policies, whichever is smaller. However, pursuant to the terms of the split dollar insurance agreements, the trustees representing the trusts for the benefit of the executive officers and directors have been utilizing the cash surrender value to pay the annual premiums due under the insurance policy, which may result in a reduction of the amount of potential recovery from the Company’s interest in the policy.

      The following table sets forth the annual amount of premiums payable on these policies for each of these agreements as of December 31, 2003:

Name of Insured	Annual Premiums

Berner F. Wilson	$95,791
Guy W. Rutland III	267,310
Guy W. Rutland IV	13,098
Robert J. Rutland	207,762

Long-Term Incentive Plan

      The Company’s LTI Plan allows for the issuance of an aggregate of 2,150,000 shares of Common Stock, which includes 150,000 shares approved by the Board on March 25, 2004, subject to shareholder approval. The LTI Plan authorizes the Company to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, and performance awards to eligible employees and directors, including each of the executive officers named herein, as determined under the LTI Plan. The LTI Plan was adopted and approved by the Board of Directors and shareholders in July 1993, amended in 2000, amended and restated in 2001, amended in 2002 and amended and restated in 2004.

      The Compensation and Nominating Committee selects those employees to whom awards are granted under the LTI Plan and determines the number of stock options, performance units, performance shares, shares of restricted stock, and stock appreciation rights and the amount of cash awards granted pursuant to each award and prescribes the terms and conditions of each such award.

Nonqualified Stock Options

      The Board of Directors may grant non-qualified stock options under the LTI Plan. The Company granted non-qualified stock options to acquire an aggregate of 40,000 shares during 2003. These options become exercisable after one year in 33% increments per year and expire ten years from the date of the grant. Non-qualified options to acquire 635,010 shares of Common Stock pursuant to the LTI Plan were exercisable at December 31, 2003.

Restricted Stock Awards

      Effective December 19, 1996, the Board of Directors of the Company adopted the Allied Holdings, Inc. Restricted Stock Plan (“Restricted Stock Plan”) pursuant to authority granted by the LTI Plan. The awards granted prior to 2003 under the Restricted Stock Plan vest over five years, 20% per year commencing on the first anniversary of the date of grant. Effective June 2003, the Board of Directors adopted the 2003 Stock Issuance Plan. Pursuant to this plan, the Company issued 250 shares of restricted stock in 2003 to each full time non-bargaining employee in the United States other than those at the level of Senior Vice President or above. None of the executive officers were issued restricted stock in 2003.

Incentive Stock Options

      During 2003, the Company granted incentive stock options to purchase 98,000 shares. These options become exercisable after one year in 33% increments per year, and expire 10 years from the date of grant. Options which are granted pursuant to the incentive stock option provisions of the LTI Plan are intended to qualify as incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). Options to acquire 487,309 shares of Common Stock pursuant to the LTI Plan were exercisable at December 31, 2003.

Stock Appreciation Rights

      The Board of Directors of the Company adopted the SAR Plan pursuant to the terms of the LTI Plan effective January 1, 1997. The purpose of the SAR Plan is to provide incentive compensation to certain management employees of the Company. Such incentive compensation shall be based upon the award of stock appreciation rights units, the value of which are related to the appreciation in fair market value of the Common Stock. All payments under the SAR Plan are made in cash. The Compensation and Nominating Committee determines the applicable terms for each award under the SAR Plan. The SAR awards vest over 3 years and may be exercised only during the fourth year. The exercise price increases 6% per year. The Company has not granted SARs during the past three years.

Stock Awards

      The Company agreed to grant 250 shares of Common Stock to each of its full-time salaried non-bargaining employees in Canada who were employed as of June 30, 2003. The effective date of the grant of these shares will be August 2004.

Retirement Plans

      The Company maintains a tax qualified defined benefit pension plan (the “Retirement Plan”). The table set forth below illustrates the total combined estimated annual benefits payable under the Retirement Plan to eligible salaried employees for years of service assuming normal retirement at age 65.

Allied Defined Benefit Pension Plan

	Years of Service

Remuneration	10	15	20	25	30	35

100,000	20,000	30,000	40,000	50,000	50,000	50,000
125,000	25,000	37,500	50,000	62,500	62,500	62,500
150,000	30,000	45,000	60,000	75,000	75,000	75,000
175,000	34,000	51,000	68,000	85,000	85,000	85,000
200,000	34,000	51,000	68,000	85,000	85,000	85,000
225,000	34,000	51,000	68,000	85,000	85,000	85,000
250,000	34,000	51,000	68,000	85,000	85,000	85,000
275,000	34,000	51,000	68,000	85,000	85,000	85,000
300,000	34,000	51,000	68,000	85,000	85,000	85,000

      The Retirement Plan uses average compensation, as defined by the Retirement Plan, paid to an employee by the plan sponsor during a plan year for computing benefits. Compensation includes bonuses and any amount contributed by a plan sponsor on behalf of an employee pursuant to a salary reduction agreement which is not includable in the gross income of the employee under Code Sections 125, 402(a)(8), or 402(h). However, compensation in excess of Code Section 401(a)(17) limit shall not be included. The limit under the Retirement Plan for 2003 is $170,000.

      The compensation covered by the Retirement Plan for each of Messrs. Rutland, Sawyer, Duffy, Chambers, and Rawden is $170,000.

      The estimated years of credited service for each of the named executive officers as of December 31, 2003 is as follows:

Years of Credited Service
Name	as of December 31, 2003

Robert J. Rutland	37.7
Hugh E. Sawyer	0.6
Thomas M. Duffy	3.6
David A. Rawden	0.0
Robert C. Chambers	0.0

      The benefits shown in the Pension Plan Table are payable in the form of a straight line annuity commencing at age 65. There is no reduction for social security benefits or other offset amounts.

      The Company amended the Retirement Plan effective April 30, 2002 in order to freeze the Retirement Plan. As a result of this amendment to the Retirement Plan, commencing April 30, 2002 participants do not accrue credit towards years of service, participants do not accrue credit for pay increases received, and new employees may not become participants in the Retirement Plan. However, vesting does continue to accrue after April 30, 2002.

Compensation and Nominating Committee Interlocks and Insider Participation in Compensation Decisions

      David G. Bannister, William P. Benton, Robert R. Woodson and J. Leland Strange served as members of the Compensation and Nominating Committee during the year ended December 31, 2003. None of the members of the Compensation and Nominating Committee has served as an officer of the Company, and none of the executive officers of the Company has served on the board of directors or the compensation committee of any entity that had officers who served on the Company’s Board of Directors.

Performance Graph

      The following graph compares the cumulative total stockholder return (stock price appreciation plus dividend) on the Company’s Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and of the Nasdaq Trucking and Transportation Companies for the period beginning December 31, 1998 through and including December 31, 2003. While the Company was initially traded on the NASDAQ stock market, it began trading on the New York Stock Exchange in March 1998 and now trades on the American Stock Exchange. The Company believes that the NASDAQ Stock Market (U.S.) Index and the NASDAQ Trucking & Transportation Index are the appropriate indices for purposes of its Performance Graph.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG ALLIED HOLDINGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TRUCKING & TRANSPORTATION INDEX

*	$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

PROPOSAL 2.
APPROVAL OF AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

      The shareholders are being asked to vote on a proposal to approve the Amended and Restated Long-Term Incentive Plan (the “LTI Plan”), including an amendment to increase the number of authorized shares of Common Stock which may be issued under the LTI Plan by an additional 150,000 shares. The LTI Plan is intended to provide additional incentives to the officers, key employees and directors of the Company and its subsidiaries and affiliates whose contributions are substantial and essential to the continued growth and success of the business of the Company. The LTI Plan is also intended to motivate eligible officers, employees and directors to perform their responsibilities in the best interests of the Company and to attract and retain competent, qualified and dedicated persons whose efforts will result in the long-term growth and profitability of the Company.

      The Long-Term Incentive Plan was adopted by the Board of Directors and the shareholders in 1993. The Board of Directors amended and restated the Long-Term Incentive Plan in 2001, including an amendment to extend its expiration date to 2010. On March 12, 2002, the Board of Directors approved an amendment to the Long-Term Incentive Plan to increase the number of shares issuable thereunder from 1,500,000 to 2,000,000, which amendment was approved by the shareholders on May 22, 2002. On March 25, 2004, the Board of Directors further amended and restated the Long-Term Incentive Plan to increase the number of shares issuable thereunder to 2,150,000 and to incorporate such additional changes to the LTI Plan as described herein, subject to shareholder approval of the LTI Plan, as amended.

      As a result, the LTI Plan currently provides that 2,150,000 shares of the Common Stock of the Company may be issued pursuant to the various components of the LTI Plan, subject to adjustments in the event of any stock split, exchange, reclassification or other change in the shares of Common Stock. As of March 31, 2004, the Company had issued options and other grants providing the recipients with the right to acquire 1,733,134 shares of the Common Stock of the Company. Approximately 952 employees are eligible to participate in the LTI Plan.

      The Board of Directors has determined that it is in the best interests of the Company to amend and restate the Long-Term Incentive Plan in order to provide that an additional 150,000 shares of the Common Stock may be issued pursuant to the LTI Plan and to make other changes in order to further the purposes of the LTI Plan. The additional shares represent approximately 1.7% of the Common Stock issued and outstanding as of March 31, 2004.

Principal Features of the LTI Plan

      The following is a summary of the principal features of the LTI Plan, as recently amended and restated. The summary, however, does not purport to be a complete description of all the provisions of the LTI Plan and is qualified in its entirety by the full text of the LTI Plan which is attached to this Proxy Statement as Appendix C.

Types of Awards

      The LTI Plan provides for granting of five types of awards on a stand alone, combination, or tandem basis. Under the LTI Plan, the Company may grant non-qualified stock options, incentive stock options, restricted stock, stock appreciation rights, and performance awards.

Administration

      The terms of the LTI Plan require administration by the Board of Directors or a committee appointed by the Board of Directors. Currently, the Compensation and Nominating Committee (the “Committee”) administers the LTI Plan. The Committee is authorized to, among other things,

•	determine the participants who will be granted options and other awards under the LTI Plan;

•	determine the terms and conditions of each participant’s award agreement;

•	establish the exercise price and other provisions of each option award;

•	state the time and transfer restrictions for each award of restricted shares;

•	establish performance goals and performance periods and maximum values applicable to performance awards;

•	construe and interpret the LTI Plan and awards granted thereunder; and

•	perform all such acts it deems necessary or advisable to administer the LTI Plan.

Eligibility

      All officers or other key employees of the Company or its subsidiaries who are designated by the Committee are eligible to participate in the LTI Plan. Directors who are not employees are also entitled to participate in the LTI Plan.

Limitations on Transfer

      No option or award granted under the LTI Plan may be transferred by an optionee or grantee except by will or by the laws of descent and distribution. Restricted shares are not transferable until the restriction period expires.

Termination and Amendment

      The Board of Directors may at any time terminate the LTI Plan and may at any time amend or modify the LTI Plan in any respect, except as provided below. No amendment, modification, or termination of any option or award thereunder may in any manner adversely affect the rights of any participant without the consent of the participant. Additionally, the Board may not, without the approval of the Company’s shareholders,

•	increase the number of shares authorized for issuance under the LTI Plan; or

•	affect any other change that requires the approval of the shareholders under applicable law or regulation.

      Unless terminated sooner by action of the Board of Directors, the LTI Plan shall terminate on March 24, 2014. Options and awards outstanding upon termination of the LTI Plan shall continue in effect in accordance with their terms.

Adjustments

      The limitations with respect to the number of shares that may be granted pursuant to awards under the LTI Plan are subject to adjustment by the Committee in the event of a stock split, stock or other dividend, combination or exchange of shares, exchange for other securities, reclassification, recapitalization, reorganization, merger, consolidation, spin-off, split-up, public offering, private placement or other similar change in the Company’s shares.

Change In Control

      If a “change in control” occurs as determined under the LTI Plan, the following will occur with respect to all awards outstanding under the LTI Plan:

•	Participants shall receive a pro rata portion of the cash that would have been payable pursuant to any performance awards during the applicable performance period as if the performance goals were achieved and shall receive cash payments equal to their account balances in the performance sharing bank established pursuant to the LTI Plan;

•	Any performance goals to which performance shares are subject will be deemed satisfied and all performance shares shall convert to restricted stock;

•	All restrictions on any shares of restricted stock, including restricted shares attributable to performance shares, shall immediately lapse and all such shares shall immediately vest;

•	All other awards (including options and stock appreciation rights) granted under the LTI Plan will become immediately exercisable or vested, and options may be surrendered to the Company in exchange for a cash payment equal to the excess of the value of the share subject to the option over the exercise price; and

•	In the event a participant may be subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, for options or awards granted less than six months prior to a change in control, the participant’s options may be surrendered and his or her awards exercised during the 60 day period after the date that is six months from the date of grant.

      For purposes of the LTI Plan, a “change in control” refers to the acquisition by any person of beneficial ownership of 20% or more of the Company’s outstanding voting securities, a change in composition of two-thirds of the Board of Directors without a vote of the incumbent board, shareholder approval of a merger or consolidation following which the Company’s shareholders do not own more than 70% of the combined entity, or the liquidation or dissolution of the Company.

Stock Options

      A stock option award grants to the optionee the right to buy a specified number of shares of Common Stock of the Company at a fixed price during a specified time, and subject to other terms and conditions as the Committee may determine. Incentive stock options are intended to be treated as such within the meaning of Section 422 of the Code. All stock options that do not qualify as incentive stock options are non-qualified stock options and do not have the special income tax advantages associated with incentive stock options. No more than 1,000,000 shares of Common Stock of the Company may be issued or transferred to an eligible employee in any calendar year pursuant to the grant of any combination of stock option awards and stock appreciation rights.

      Exercise Price. The exercise price of all options is determined by the Committee at the time of grant, but the exercise price of any stock option may not be less than 100% of the fair market value of the underlying stock on the date of grant, or 110% in the case of an incentive stock option granted to a holder of 10% or more of the Company’s voting stock.

      Exercise. Each option may be exercised in whole, at any time, or in part, from time to time, within the period for exercise set forth in the related option agreement. No option is exercisable more than ten (10) years after the date of grant (or five (5) years in the case of an incentive stock option granted to a holder of 10% or more of the Company’s voting stock). Each option becomes exercisable in such installments and at such times as may be designated by the Committee and set forth in the applicable agreement. The exercise price is payable at the Committee’s discretion as follows:

•	in cash;

•	by check;

•	in shares of common stock of the same class of stock that is being purchased; or

•	by a combination of cash and stock.

Restricted Shares

      A grant of restricted shares under the LTI Plan is an award of shares of Common Stock of the Company that are subject to restrictions on transfer, or on other incidents of ownership, for the periods of time as the Committee may determine. A stock certificate is delivered to the recipient upon the lapse of the restrictions. During the period of restriction, the beneficial owner of the restricted shares cannot transfer those shares. The Committee may determine the right of a beneficial owner to vote his restricted shares and to retain cash dividends that may be paid on such shares during the time of the restriction.

Performance Awards

      A performance award is a right granted to an employee to receive cash or restricted shares of Common Stock of the Company. This compensation is based on the satisfaction of performance goals during the applicable performance period. The Committee determines the performance period and performance goals. The Committee bases the performance goals on one or more objective factors, including increases in earnings per share, pre-tax profits, net earnings or net worth, return on equity or assets, or any combination of the foregoing. These performance goals may be different for individual participants and may be based, in whole or in part, on the performance of a division, department, line of business or subsidiary of the Company or the performance of the Company as a whole. In no event shall an employee’s combined vested restricted shares resulting from performance share awards and cash awards payable from the performance sharing bank for any calendar year exceed $1 million and any excess amount shall be carried forward to the next calendar year for payment.

      Performance Shares. The Committee may grant awards of performance shares, which shall be payable as restricted shares if the performance goals for the applicable performance period are satisfied. Generally, to be entitled to receive performance shares, an employee must remain in the employment of the Company or its subsidiaries through the end of the performance period. Performance shares which become restricted shares pursuant to completion of a performance goal are subject to all rules of the LTI Plan for restricted shares. Agreements evidencing awards of performance shares may contain other restrictions and conditions determined by the Committee based on terms and conditions in addition to satisfaction of the performance goals.

      Cash Award. The Committee may also grant cash awards payable from a performance sharing bank (i.e., a record of account maintained by the Company) if the performance goals for the applicable performance period are satisfied. After the end of a performance period, a cash award is added to the account of an employee in the performance sharing bank if the specific performance goals have been satisfied. In addition, as soon as administratively practicable after the last day of each performance period, the Company shall pay in cash to the employee one-third of the employee’s account in the performance sharing bank, regardless of whether the performance goals for the current period are satisfied. The Committee may establish the terms and conditions applicable to a grant of cash awards upon the termination of the employee’s employment. If a participant’s employment is terminated during a performance period involuntarily without cause, or due to death or disability, and a cash award would have been paid to the participants account if such employee had remained employed throughout the entire performance period, then the Company shall credit such employee’s account with an amount equal to the amount which would have been credited had such employee been employed for the entire performance period, prorated to reflect the number of days actually employed.

Stock-Appreciation Rights

      Stock appreciation rights, also known as SARs, may be granted in tandem with a stock option or may be unrelated to a stock option. SARs will vest and become exercisable at a rate determined by the Committee, and will remain exercisable for such period as specified by the Committee. In no event may a SAR that is unrelated to a stock option have a term greater than ten (10) years, and all SARs granted in tandem with an option will have a term equal to that of the option. SARs entitle holders to receive from the Company an amount equal to the excess of the fair market value of a share of common stock on the exercise of the SAR over the fair market value of a share of common stock on the date of grant. The Committee will determine in its sole discretion whether a SAR will be settled in cash, common stock or a combination thereof. No more than 1,000,000 shares of Common Stock of the Company may be issued or transferred to an eligible employee in any calendar year pursuant to the grant of any combination of stock option awards and stock appreciation rights.

Description of the Changes to the LTI Plan

Increase of Number of Shares

      The LTI Plan that the shareholders are being asked to approve includes an increase in the number of shares of Company Common Stock available for issuance from 2,000,000 to 2,150,000. As of March 31, 2004, 395,499 shares of Common Stock have been issued under the LTI Plan and are included in the number of shares outstanding. In addition, there were 1,733,134 options outstanding and 10,367 shares were available for issuance under the LTI Plan at March 31, 2004. The total number of shares of Common Stock issuable pursuant to options outstanding at March 31, 2004, together with the number of shares of Common Stock issuable pursuant to options available for future grant, including the increase of 150,000 shares in March 2004, would equal approximately 21% of the Company’s outstanding Common Stock as of March 31, 2004.

Termination Date

      The LTI Plan that the shareholders are being asked to approve includes a change in the termination date from December 31, 2010 to March 24, 2014.

Maximum Number of Shares

      The LTI Plan that the shareholders are being asked to approve adds a 1,000,000 limitation on the number of shares that may be issued to an eligible employee during a calendar year pursuant to an award of stock options or SARs or any combination thereof. Cancelled or repriced options or SARs count against this 1,000,000 calendar year limit.

No Partial Payment of Performance Awards

      The LTI Plan that the shareholders are being asked to approve eliminates the Committee’s ability to provide for partial payment of performance awards when the performance goals are not met.

Sarbanes-Oxley Act

      The LTI Plan that the shareholders are being asked to approve provides that no loan may be made thereunder that would violate the Sarbanes-Oxley Act of 2002 or any other federal or state securities law or securities exchange rule.

United States Federal Income Tax Consequences of Grants under the LTI Plan

Nonqualified Stock Options

      For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option under the LTI Plan. Upon the exercise of a nonqualified stock option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the product of (a) the number of shares covered by the exercise, and (b) the excess of the fair market value of a share of Company Common Stock, on the date of such exercise, over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between: (i) the aggregate exercise price of such shares, increased by any compensation income included upon the participant’s exercise of the option with respect to such shares, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset. See “Maximum Capital Gains Rates” below.

      The Company generally is entitled to a deduction (subject to the other deduction limitation provisions of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

Incentive Stock Options

      Generally, for federal income tax purposes, no income is recognized by the participant upon the grant or exercise of an incentive stock option. If shares of Company Common Stock are issued to a participant pursuant to the exercise of an incentive stock option granted under the LTI Plan, and no “disqualifying” disposition of such shares is made by such participant within two years after the date of grant of the option or within one year after the transfer of such shares to the participant, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such participant as a capital gain (see “Maximum Capital Gains Rates” below) and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

      If shares of Company Common Stock, acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period (i.e., a “disqualifying disposition”), generally (a) the participant will realize ordinary income in the year of disposition in the amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount (subject to the other deduction limitation provisions of the Code). Any further gain or loss realized will be taxed as capital gain or loss, which will be taxed at rates which depend on how long such shares were held (see “Maximum Capital Gains Rates” below), and will not result in any deduction by the Company. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

Restricted Shares; Performance Awards

      Awards of restricted shares generally will not result in taxable income to the employee for federal income tax purposes at the time of the grant. A recipient of restricted shares generally will receive compensation subject to tax at ordinary income rates on the fair market value of the shares at the time the restricted shares are no longer subject to forfeiture. However, a recipient who elects under Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares as if such shares were unrestricted and could be sold immediately. The recipient will not be required to include any additional compensation in income when the restrictions on such shares actually lapse. If the restricted shares subject to such election are forfeited, the transaction is treated as a sale or exchange and the recipient will be entitled to a loss equal to the excess of (1) the amount paid (if any) for the shares, over (2) the amount realized (if any) upon the forfeiture. To the extent the shares are a capital asset in the hands of the recipient, the loss is a capital loss. Upon sale of the restricted shares after the forfeiture period has expired and in the absence of such tax election, the recipient’s holding period for purposes of calculating the tax on capital gains and losses begins when the restriction period expires, and the tax basis will be equal to the fair market value of the restricted shares on the date the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant as if such shares were then unrestricted and could be sold immediately.

      A performance award of restricted shares generally will not result in taxable income to the employee for federal income tax purposes at the time of grant. A recipient of such a performance award generally will be subject to tax at the same time and in the same manner as applicable to recipients of restricted shares as described above, except that the recipient will generally not be entitled to make a Section 83(b) tax election.

      The Company is generally entitled to a deduction (subject to the deduction limitation provisions of the Code) for compensation paid to a participant in the same amount and at the same time as the participant is considered to have realized compensation with respect to restricted shares or a performance award.

Maximum Capital Gains Rates

      Capital gains recognized by recipients generally will be subject to a maximum federal income tax rate of 15% if the shares sold or exchanged are held for more than 12 months.

Limits on Deductions

      Under Section 162(m) of the Code, the amount of compensation paid to the Chief Executive Officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1 million per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

      Awards under the LTI Plan for which the Company may otherwise claim a deduction will be subject to the limitations on deductibility in Section 162(m) of the Code. The Committee will take into account the deductibility of awards under Section 162(m) of the Code in determining the awards to be granted under the LTI Plan.

      The following table illustrates estimated benefits under the LTI Plan. Awards under the LTI Plan are discretionary and are based on a variety of factors. Accordingly, future awards under the LTI Plan are not determinable at this time. However, the awards set forth in the following table represent awards granted under the LTI Plan during 2003 to certain individuals.

New Plan Benefits

	LTI Plan

	Number of	Exercise Price
Name and Position	Shares	Per Share

Robert J. Rutland, Chairman	N/A	—
Hugh E. Sawyer, President and Chief Executive Officer	N/A	N/A
Thomas M. Duffy, Executive Vice President, General Counsel and Secretary	N/A	N/A
David A. Rawden, Executive Vice President	N/A	N/A
Bob Chambers, President	10,000	$3.15
Axis Group, Inc.	57,500	3.51
All current executive officers (as a group)	67,500	(1)
All current directors who are not executive officers (as a group)	30,000	3.32
All employees, including all current officers who are not executive officers (as a group)	40,500	(2)

(1)	Exercise prices range from $3.15 to $3.51 per share.

(2)	Exercise prices range from $3.15 to $3.35 per share.

      The closing price of the Common Stock as reported in the record of Composite Transactions for the American Stock Exchange was $5.86 per share on March 31, 2004. As of such date, 1,770,304 shares of Common Stock would be subject to the LTI Plan if amended as proposed herein.

Equity Compensation Plan Information

      The Company maintains the LTI Plan, the Employee Stock Purchase Plan and the 2003 Stock Issuance Plan (collectively, the “Plans”), pursuant to which the Company may grant equity awards to eligible persons. The following table gives information about equity awards under the Plans as of the end of the 2003 fiscal year.

	Number of Securities		Number of Securities
	to be Issued Upon Exercise	Weighted-Average	Remaining Available for Future
	of Outstanding Options,	Exercise Price of	Issuance Under Equity
Plan Category	Warrants and Rights	Outstanding Options	Compensation Plans

Equity compensation plans approved by security holders(1)	1,709,967	$3.65	486,705 (2)
Equity compensation plans not approved by security holders(3)	—	—	25,250

Total	1,709,967		511,955

(1)	Consists of the Company’s 1993 Long-Term Incentive Plan as adopted in 1993, amended in 2000, amended and restated in 2001, amended in 2002, and amended and restated in 2004.

(2)	Includes the Company’s Employee Stock Purchase Plan, which has 363,126 shares available for future issuance.

(3)	Consists of the Company’s 2003 Stock Issuance Plan, which was implemented in connection with certain mandated unpaid furloughs to be taken by employees in 2003. The Company granted to each of its full time salaried employees in the United States, and agreed to grant to each of its full time salaried employees in Canada, who were employed as of June 30, 2003 (other than employees at the level of Senior Vice President or above or employees subject to a collective bargaining agreement or otherwise represented by any labor union), 250 shares of Common Stock of the Company. The shares granted to the U.S. employees vest one year from the date of grant and may not be sold or otherwise transferred prior to such date. Canadian participants have the right to receive the shares one year from the date of a stock agreement that provides for the terms and conditions related to the issuance of the shares. A total of 225,000 shares of Common Stock (subject to adjustment under certain circumstances) are available for issuance under the Plan. If a “Change in Control” occurs as determined under the Plan prior to the termination of employment of the participant with the Company, (i) all restrictions on the shares of restricted stock immediately lapse and all such shares immediately vest in the U.S. participant, and (ii) all rights under the 2003 Stock Agreement shall automatically be exchanged for shares of Common Stock, and such shares shall be immediately issuable to the Canadian participant. The Plan terminates immediately upon the issuance of restricted shares of Company Common Stock to each U.S. participant and issuance of shares of Company Common Stock to each Canadian participant, and in any event no later than December 31, 2004.

      The Board of Directors of the Company recommends that the shareholders vote “FOR” the LTI Plan, including an increase in the number of shares of Common Stock reserved for issuance under the LTI Plan by 150,000 shares.

INDEPENDENT PUBLIC AUDITORS

      The Audit Committee has selected KPMG LLP, independent auditors, to serve as the Company’s principal accounting firm for the fiscal year ending December 31, 2004. Approval of the Company’s accounting firm is not a matter required to be submitted to the shareholders. The Company, upon the recommendation of the Audit Committee, first appointed KPMG LLP on April 2, 2002 to serve as independent public auditors of the Company for the fiscal year ending December 31, 2002. The Company has been advised by KPMG LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. KPMG LLP is considered by the Company to be well qualified.

      Arthur Andersen LLP served as independent public accountants of the Company for fiscal year 1980 through 2001. On April 2, 2002, the Company dismissed Arthur Andersen LLP pursuant to the direction of the Company’s Audit Committee and Board of Directors.

      Arthur Andersen’s reports on the Company’s consolidated financial statements for each of the years December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001, or during any subsequent interim period through April 2, 2002 (the date the Company filed a Current Report on Form 8-K disclosing its decision to no longer engage Arthur Andersen).

      During the Company’s two most recent fiscal years ended December 31, 2001 and through April 2, 2002, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      Representatives of KPMG LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire, and will be available to respond to questions.

Audit Fees

      Fees for KPMG LLP audit services totaled approximately $285,000 in 2003 and approximately $265,000 in 2002, including fees for professional services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees

      The aggregate fees billed by KPMG LLP for professional services rendered for the issuance of debt compliance letters and the audit of the Company’s defined benefit plan and 401(k) defined contribution plan financial statements for fiscal years 2003 and 2002 were $47,000 and $30,000, respectively.

Tax Fees

      The aggregate fees billed by KPMG LLP for professional services rendered for income tax consulting were $61,000 and $30,000 in 2003 and 2002, respectively.

All Other Fees

      There were no fees billed by KPMG LLP for professional services rendered other than as stated under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees”.

      All of KPMG’s fees for services, whether for audit or non-audit services, are pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

SHAREHOLDER PROPOSALS

      The 2005 Annual Meeting of Shareholders is anticipated to be held in May 2005. Under the Company’s Bylaws, any nominations for the Board of Directors and any proposal that a shareholder intends to present at the 2005 Annual Meeting must be received at 160 Clairemont Avenue, Suite 200, Decatur, Georgia 30030 addressed to the attention of Hugh E. Sawyer, President and Chief Executive Officer, not later than 60 days prior to the scheduled date of the 2005 Annual Meeting; provided, that if notice or prior public disclosure of the scheduled date of the 2005 Annual Meeting is given less than 60 days prior to the scheduled date, any nominations for the Board of Directors must be received not later than the tenth day after the date of the earlier of either notice of the meeting date or prior public disclosure of the meeting date. Nominations for the Board of Directors must also include information regarding the nominee and the person nominating as required by the Company’s Bylaws.

      Under SEC Rule 14a-8, in order for any shareholder proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for the 2005 Annual Meeting, it must be received at the Company’s principal executive offices on or prior to December 21, 2004. However, if the 2005 Annual Meeting is held on a date more than 30 days before or after May 19, 2005, any shareholder who wishes to have a proposal included in the Company’s Proxy Statement for such meeting must submit the proposal to the Company within a reasonable period of time before the Company begins to print and mail its proxy materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the SEC and the American Stock Exchange. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of the forms and written representations furnished to the Company, the Company believes that during the 2003 fiscal year its officers, directors and 10% shareholders complied with all applicable filing requirements, except for Robert Chambers who failed to timely file an initial statement of beneficial ownership.

OTHER MATTERS

      Action will be taken on whatever other matters may properly come before the meeting. Management of the Company is not aware of any other business matters to be considered at the annual meeting except the Report of Management and presentation of financial statements. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote all proxies with respect to such matters in accordance with the recommendations of management of the Company.

      No director has informed the Company that he intends to oppose any recommended action as specified in this Proxy Statement. With the exception of election to office, no director or officer has a substantial interest in any matter to be acted upon.

      Management of the Company urges you to promptly complete the proxy whether or not you expect to be present at the meeting. You may complete the proxy by (i) signing and returning the enclosed proxy in the envelope provided, (ii) voting by telephone using the telephone number on the proxy, or (iii) voting by internet using the website on the proxy. IF YOU DO ATTEND, YOU MAY THEN WITHDRAW YOUR PROXY.

      UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO DAVID A. RAWDEN, 160 CLAIREMONT AVENUE, SUITE 200, DECATUR, GEORGIA 30030, A COPY OF THE COMPANY’S 2003 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS), INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE PROVIDED FREE OF CHARGE. EXHIBITS TO FORM 10-K WILL BE PROVIDED UPON REQUEST AND PAYMENT OF REASONABLE COST, IF ANY, OF REPRODUCTION AND DELIVERY.

APPENDIX A

ALLIED HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

Purpose

      The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in its oversight of:

•	the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company,

•	the independent accountants their report on the financial reports of the Company, and

•	the adequacy of the system of internal controls and compliance with material policies and laws, including the Company’s Code of Conduct;

      The function of the Committee is one of oversight and review. Management of the Company is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board of Directors (the “Board”) recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting than the Committee does; accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statement and other financial information provided by the Company to its shareholders and others.

      The ultimate accountability of the independent accountants is to the Committee, and the Committee ultimately has the authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

Composition and Structure

      The Committee shall consist of not less than three directors designated by the Board. The Board must affirmatively determine that the members of the Committee meet the independence and qualification requirements of the American Stock Exchange (the “AMEX”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

      If the Board seeks to appoint one director to the Committee who is not independent under AMEX listing standards but who does satisfy the requirements of Rule 10A-3 under the Exchange Act, the Company may appoint such person to the Committee in exceptional and limited circumstances as long as the Board determines that membership on the Committee by the individual is in the best interests of the Company and its shareholders. The Company must disclose the identity of this individual, the nature of the relationship that makes that individual not independent and the reasons for the Board’s determination. Such a member may not serve for a period of time in excess of two consecutive years and may not serve as chair of the Committee.

      Disclosure will be made in the proxy statement regarding the independence of Committee members pursuant to AMEX listing standards.

      One member of the Committee may be designated by the Company’s Board of Directors as an “audit committee financial expert” (as defined by the rules and regulations of the SEC), and the identity of such member shall be disclosed in the Company’s proxy statement. If no member of the Committee qualifies as an audit committee financial expert, the Company must disclose this fact in its proxy statement and state why the Committee does not have a member who meets applicable standards.

      At least one member of the Committee must be “financially sophisticated” in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert is presumed to qualify as financially sophisticated.

      Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Meetings

      The Committee may meet as often as necessary, but not less than on a quarterly basis.

      One member of the Committee shall be appointed as chairperson (the “Chairperson”). The Chairperson shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The Chairperson will also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer, the General Counsel of the Company, the lead independent audit partner and the director of Internal Audit. A member of the Committee who is determined by the Board to be not independent may serve as Chairperson of the Committee.

Responsibilities and Authority

      The following functions shall be common recurring activities of the Committee in carrying out its purpose set forth in this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carryout any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Committee outlined in this Charter.

      The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern within the purpose of the Committee that the Committee deems appropriate or necessary. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and the Company shall provide for appropriate funding, as determined by the Committee for the payment of (a) compensation to the independent auditor(s) engaged for the purpose of preparing or issuing the audit report or performing other audit, review or attest services for the Company, (b) compensation to any independent advisors employed by the Committee and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      To fulfill its responsibilities and duties, the Committee shall:

The Independent Auditor

1. The Committee shall be directly responsible for the appointment (subject, at the discretion of the Board, to shareholder ratification), compensation, retention and oversight of the work of the registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing another audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

2. Oversee the independence of the auditor by:

•	Ensuring that the independent auditors prepare and deliver on an annual basis a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, and reviewing and discussing with the independent auditor, on a periodic basis, any disclosed relationships or services that may impact the objectivity and independence of the auditor.

•	Pre-approving all audit and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to and in accordance with

Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the Committee’s pre-approval policy, as it may be amended from time to time.

Financial Reporting

1. The Committee shall discuss with the independent auditor the (i) results of its audits, including the auditor’s judgment about the quality, and not just the acceptability under Generally Accepted Accounting Principles, of the Company’s accounting principles as applied in its financial reporting, (ii) all critical accounting policies and practices to be used, and (iii) all material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

2. The Committee shall review with management and the independent auditor (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as the adequacy of the Company’s internal controls and any special audit steps adopted in light of material deficiencies, (ii) analyses prepared by management and the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of alternative GAAP methods on the financial statements, and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

3. The Committee shall discuss with the Company’s General Counsel any legal matters that may have a material impact on the Company’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

4. The Committee shall review management’s evaluation of the adequacy of the Company’s internal control structure and the extent to which major recommendations made by the independent auditors and the internal auditors have been implemented.

5. The Committee shall review the services provided by the internal auditing functions, including:

•	The planned scope for the internal audit program, its objectives, and the staff required to attain these objectives.

•	The report which details the activities of the internal auditing department of the preceding period.

•	The working relationship between the internal auditing department and independent auditors.

6. The Committee shall review with the independent auditor any problems or difficulties encountered during the course of the review or audit, including any restrictions on the scope or work or access to required information and management’s response.

7. The Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer regarding: (i) any significant deficiencies in the design or operation of internal controls of the Company which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, material or otherwise, that involves management or others.

Ethical and Legal Compliance/ General

1. The Committee shall be responsible for establishing procedures for:

•	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

2. Review and approve in advance any proposed “related party” transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

3. The Committee shall monitor compliance with the Company’s Code of Conduct.

Reports

1. The Committee shall prepare the report of the Committee to be included in the Company’s annual proxy statement.

2. The Committee shall report regularly to the Board (i) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, (ii) with respect to such recommendations as the Committee may deem appropriate, and (iv) the Committee’s conclusions with respect to the independent auditor. The report to the Board may take the form of an oral report by the chair or any other member of the Committee designated by the Committee to make such report.

Review and Approval of Charter

      The Committee shall review and reassess the adequacy of this charter annually and recommend modifications to the Board as needed.

APPENDIX B

ALLIED HOLDINGS, INC.

CHARTER OF THE COMPENSATION AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

I.	Purpose

      The Compensation and Nominating Committee of Allied Holdings, Inc. (the “Company”) shall carry out the overall responsibility of the Board of Directors (the “Board”) relating to executive compensation and shall provide assistance to the Board in fulfilling its responsibilities to the shareholders by:

•	Assisting the Board with respect to the Company’s compensation programs and compensation of the Company’s executives;

•	Producing an annual report of the Compensation and Nominating Committee on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations; and

•	Identifying individuals qualified to become directors, consistent with criteria approved by Board, and recommending to the Board for selection the candidates for all directorships to be filled by the Board or by the shareholders.

II.	Structure and Operations

Composition and Qualifications

      All members of the Compensation and Nominating Committee shall meet the independence requirements of the American Stock Exchange LLC (“AMEX”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission (the “SEC”), including Rule 16b-3(d)(1), and Section 162(m) of the Internal Revenue Code.

Appointment and Removal

      The members of the Compensation and Nominating Committee shall be designated by the Board annually and each member shall serve until such member’s successor is duly designated or until such member’s earlier resignation or removal. Any member of the Compensation and Nominating Committee may be removed from the Committee, with or without cause, by a majority vote of the Board.

      Unless a Chairperson is designated by the Board, the members of the Compensation and Nominating Committee shall designate a Chairperson by majority vote of the full Compensation and Nominating Committee membership. The Chairperson will chair all sessions of the Compensation and Nominating Committee and set the agendas for Compensation and Nominating Committee meetings.

Delegation to Subcommittees

      In fulfilling its responsibilities, the Compensation and Nominating Committee may delegate its responsibilities to a subcommittee of the Compensation and Nominating Committee and, to the extent not expressly reserved to the Compensation and Nominating Committee by the Board or by applicable law, rule or regulation, to any other committee consisting entirely of directors who meet the independence requirements of the AMEX, Section 10A(m)(3) of the Exchange Act, the rules and regulations of the SEC and Section 162(m) of the Internal Revenue Code.

III.	Meetings

      The Compensation and Nominating Committee shall ordinarily meet at least two times annually, or more frequently as circumstances dictate. Any member of the Compensation and Nominating Committee may call meetings of the Compensation and Nominating Committee.

      Any director of the Company who is not a member of the Compensation and Nominating Committee may attend meetings of the Compensation and Nominating Committee; provided, however, that any director who is not a member of the Compensation and Nominating Committee may not vote on any matter coming before the Compensation and Nominating Committee for a vote. The Compensation and Nominating Committee also may invite to its meetings any member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Compensation and Nominating Committee may meet in executive session, as the Compensation and Nominating Committee deems necessary or appropriate.

IV.	Responsibilities and Duties

      The following functions shall be the common recurring activities of the Compensation and Nominating Committee in carrying out its purpose as set forth in Section I of this Charter. These functions should serve as a guide with the understanding that the Compensation and Nominating Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Compensation and Nominating Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Compensation and Nominating Committee outlined in Section I of this Charter.

      To fulfill its responsibilities and duties, the Compensation and Nominating Committee shall:

Compensation for Executive Officers/ Officer Selection

(1) Establish and review the overall executive compensation philosophy of the Company.

(2) Review and approve the Company goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”) and other executive officers’ compensation, including annual performance objectives.

(3) Evaluate the performance of the CEO and other executive officers in light of established goals and objectives and, based on such evaluation, determine and approve the compensation, including annual salary, bonus, stock options, other incentive awards and other benefits, direct and indirect, of the CEO and other executive officers.

(4) Oversee the development of executive succession plans.

(5) Review and recommend to the full Board, or approve as appropriate, new executive compensation plans, incentive-compensation plans and equity based plans and any amendments to or modifications of such plans.

(6) Establish and periodically review policies in the area of senior management perquisites.

Monitoring Incentive and Equity-Based Compensation Plans

(1) Perform duties delegated to the Compensation and Nominating Committee by the Board under various executive compensation plans.

(2) Review and make recommendations to the full Board, or approve, as appropriate, all awards of stock, stock options and other incentive compensation awards to executive officers pursuant to the Company’s executive plans.

(3) Monitor compliance by executives with the terms and conditions of the Company’s executive compensation plans.

(4) Select, retain, terminate and/or replace, as needed, compensation and benefits consultants and other outside experts to provide independent advice to the Compensation and Nominating Committee. In that connection, in the event the Compensation and Nominating Committee retains a compensation consultant or other expert, or if the Company should retain a compensation consultant or other expert to assist in the evaluation of the CEO or senior executive compensation, the Compensation and Nominating Committee shall have the sole authority to approve such consultant’s or expert’s fees and other retention terms.

Board Composition, Evaluation and Compensation

(1) Establish criteria or factors to consider for the selection of new directors to serve on the Board.

(2) Identify individuals believed to be qualified as candidates to serve on the Board and recommend that the Board select the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. In addition, the Compensation and Nominating Committee shall review and make recommendations to the Board whether members of the Board should stand for re-election.

(3) Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. In that connection, the Compensation and Nominating Committee shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

(4) Review and make recommendations, as the Compensation and Nominating Committee deems appropriate, regarding the qualifications for Board membership and the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

(5) Recommend each year to the Board compensation and benefits for directors.

(6) Select, retain, terminate and/or replace, as needed, recruiters to assist the Compensation and Nominating Committee in identifying candidates. In that connection, in the event the Compensation and Nominating Committee retains a recruiter, the Compensation and Nominating Committee shall have the sole authority to approve such recruiter’s fees and other retention terms.

Committee Selection and Composition

(1) Recommend members of the Board to serve on the committees of the Board, giving consideration to rotation of committee membership and the criteria for service on each committee as set forth in the charter for such committee, as well as to any factors the Compensation and Nominating Committee deems relevant, and where appropriate, make recommendations regarding the removal of any member of any committee.

Reports

(1) Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

(2) Report regularly to the Board (i) following meetings of the Compensation and Nominating Committee, (ii) with respect to such other matters as are relevant to the Compensation and Nominating Committee’s discharge of its responsibilities and (iii) with respect to such recommendations as the Compensation and Nominating Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairperson or any other member of the Compensation and Nominating Committee designated by the Compensation and Nominating Committee to make such report.

(3) Maintain minutes and other records of meetings and activities of the Compensation and Nominating Committee, as appropriate under applicable law.

V.	Annual Evaluation

      The Compensation and Nominating Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Compensation and Nominating Committee considers necessary or appropriate.

APPENDIX C

ALLIED HOLDINGS, INC.

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

EFFECTIVE

MARCH 25, 2004

ALLIED HOLDINGS, INC.

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE

      The Allied Holdings, Inc. Long-Term Incentive Plan (the “Plan”) is restated as of March 25, 2004 to provide additional incentives to the officers, directors and certain other Employees of Allied Holdings, Inc. (the “Company”) and its Subsidiaries (as hereinafter defined) whose contributions are substantial and essential to the continued growth and success of the Company’s business; to strengthen their commitment to the Company and its Subsidiaries; to motivate such officers and Employees to perform their responsibilities faithfully, diligently, to the best of their ability and in the best interests of the Company; and, to attract and retain competent, qualified and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, this Plan authorizes the Company to grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Awards to Eligible Employees and Eligible Directors on the terms and conditions hereinafter set forth.

ARTICLE II

DEFINITIONS

      As used in this Plan, the following terms shall have the meaning set forth:

      2.1     “Adjusted Fair Market Value” means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in such Change in Control, or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of such Change in Control.

      2.2     “Agreement” means the written agreement between the Company and an Optionee or Grantee which evidences the grant of an Option or Award and sets forth the terms and conditions thereof.

      2.3     “Award” means a grant of Restricted Stock, Stock Appreciation Rights, Performance Shares, Cash Awards or any combination thereof.

      2.4     “Bank Balance” means the total of undistributed Cash Awards held in the Performance Sharing Bank.

      2.5     “Board” means the Board of Directors of the Company.

      2.6     “Cash Awards” means potential rights to receive cash payments which are granted under Section 9.3.

      2.7     “Cause” with respect to termination of the Participant’s employment with the Company or any Subsidiary, means (i) the commission by Employee of an act constituting a felony and Employee’s conviction thereof; (ii) Employee’s prolonged absence, without the consent of Employer, other than as a result of Employee’s Disability or permitted absence or vacation; (iii) conduct of Employee which amounts to fraud, dishonesty, gross or willful neglect of duties; or (iv) Employee’s engaging in any activity which would constitute grounds for termination for cause by Employer or an of its subsidiaries or affiliates.

      2.8     “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise which, in the judgment and sole discretion of the Board, is material or significant.

      2.9     “Change in Control” means any of the following events:

(a) The acquisition (other than from the Company) by any “Person” (as used for purposes of Section 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company’s then outstanding voting securities; or

(b) The individuals who, as of the date of adoption of this Plan by the Board, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

(c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subsection (a) above, solely because twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more Employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

      2.10     “Code” means the Internal Revenue Code of 1986, as from time to time amended.

      2.11     “Committee” means the compensation committee (a) as may be appointed by the Board at any time who qualify as “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and (b) to which the Board may delegate any or all of its duties under this Plan, and which may be disbanded at any time by the Board, all in accordance with Section 3.2 hereof.

      2.12     “Company” means Allied Holdings, Inc., a Georgia corporation.

      2.13     “Deferred Compensation Plan” means the Allied Holdings, Inc. Deferred Compensation Plan.

      2.14     “Disability” with respect to an Optionee or Grantee, shall conclusively be deemed to have occurred (a) if such Optionee or Grantee shall be receiving payments pursuant to a policy of long-term disability income insurance; or (b) if such Optionee or Grantee shall have no disability income insurance then in force, then if any insurance company insuring such Optionee’s or Grantee’s life shall agree to waive the premiums due on such policy pursuant to a disability waiver of premium provision in the contract of life insurance; or (c) if such Optionee or Grantee shall have no disability waiver of premium provision in any contract of life insurance, then if such Optionee or Grantee shall be receiving disability benefits from or through the Social Security Administration; provided, however, that in the event such Optionee’s or Grantee’s disability shall, otherwise and in good faith, come into question (and, for purposes of this proviso, “disability” shall mean the permanent and continuous inability of such Optionee or Grantee to perform substantially all of the duties being performed immediately prior to his disability coming into question), and a dispute shall arise with respect thereto, then such Optionee or Grantee (or his personal representatives) shall appoint a medical doctor, the Company shall appoint a medical doctor, and said two doctors shall, in turn, appoint a third party medical doctor who shall examine such Optionee or Grantee to determine the question of disability and whose determination shall be binding upon such Optionee or Grantee, the Company, and their respective successors and assigns.

      2.15     “Division” means such operating units or divisions of the Company designated as a Division by the Board, if any.

      2.16     “Eligible Employee” means any officer or certain other Employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the terms and conditions of this Plan. Only Employees in grade category 9 or above shall be eligible to participate in awards issued under Section 9.3, and only Employees in grade category 6 or above shall be eligible to participate in awards issuable under Section 9.2.

      2.17     “Eligible Director” means any non-Employee member of the Board or any non-Employee member of the board of directors (or similar governing body, if any) of a Subsidiary.

      2.18     “Employee” means any Employee of the Company or a Subsidiary.

      2.19     “Exchange Act” means the Securities Exchange Act of 1934, as from time to time amended.

      2.20     “Fair Market Value” means the value determined as follows:

(a) If the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported; or

(b) If the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported; or

(c) If the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date;

provided, however, that if none of the foregoing shall be applicable, Fair Market Value shall mean the fair market value of the Shares as determined in good faith by the Board.

      2.21     “Grantee” means an Eligible Employee or Eligible Director to whom an Award has been granted under this Plan.

      2.22     “Incentive Stock Option” means an Option within the meaning of Section 422(b) of the Code.

      2.23     “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

      2.24     “Option” means an Incentive Stock Option, a Nonqualified Stock Option or any combination thereof.

      2.25     “Optionee” means an Eligible Employee or Eligible Director to whom an Option has been granted under this Plan.

      2.26     “Performance Awards” means Performance Shares, Cash Awards or any combination thereof.

      2.27     “Performance Goal” means a goal set by the Committee which, if achieved, shall result in the payment of an Award.

      2.28     “Performance Period” means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division shall be measured, which period shall be not less than one fiscal year.

      2.29     “Performance Shares” means potential rights to receive Restricted Stock which are granted under Section 9.2.

      2.30     “Performance Sharing Bank” means the record of account maintained by the Company to which Cash Awards shall be credited. No actual fund or trust shall exist.

      2.31     “Restricted Stock” means Shares issued or transferred to an Eligible Employee or Eligible Director which are subject to restrictions established by the Committee at the time the Restrictive Stock is awarded to such Eligible Employee or Eligible Director. Restricted Stock may be subject to restrictions which lapse over time without regard to the performance of the Company, a Subsidiary or a Division pursuant to Article VIII hereof or may be awarded as Performance Shares pursuant to Article IX hereof.

      2.32     “Retirement” means the voluntary termination of employment by a Grantee or Optionee at any time after such Grantee or Optionee attains age sixty-five (65).

      2.33     “Shares” means the no par value common stock of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

      2.34     “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares pursuant to Article VII hereof.

      2.35     “Subsidiary” means (a) Allied Systems, Ltd., a Georgia limited partnership, and (b) any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.36     “Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

      2.37     “Ten-Percent Stockholder” means an Eligible Employee who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a parent or a subsidiary of the Company.

ARTICLE III

ADMINISTRATION

      3.1     Powers of the Committee. This Plan shall be administered by the Committee and, subject to the express terms and conditions set forth herein, the Committee shall have the power, from time to time:

(a) To determine those Eligible Employees to whom Options shall be granted under this Plan and, subject to the limitations set forth in Section 4.1, the number of Incentive Stock Options, Nonqualified Stock Options or any combination thereof to be granted to each Eligible Employee; to prescribe the terms and conditions (which need not be identical) of each Option, including without limitation the purchase price per Share subject to each Option; and, to make any amendment or modification to any Agreement consistent with the terms of this Plan, provided, however, that no Incentive Stock Options may be granted after March 24, 2014;

(b) To determine those Eligible Directors to whom Nonqualified Stock Options shall be granted under this Plan and the number of Nonqualified Stock Options to be granted to each Eligible Director; to prescribe the terms and conditions (which need not be identical) of each Option, including without limitation the purchase price per Share subject to each Option; and, to make any amendment or modification to any Agreement consistent with the terms of this Plan;

(c) To select those Eligible Employees to whom Awards shall be granted under this Plan and to determine the number of Performance Awards, Shares of Restricted Stock, Stock Appreciation Rights or any combination thereof to be granted pursuant to each Award; to prescribe the terms and conditions of each Award, including without limitation the restrictions or performance criteria relating to such awards, shares or rights, the maximum value of each Performance Award and whether Stock Appreciation Rights will be granted along with, in conjunction with, or related to, an Option; and, to make any amendment or modification to any Agreement consistent with the terms of this Plan;

(d) To select those Eligible Directors to whom Awards shall be granted under this Plan and to determine the number of Performance Awards, Shares of Restricted Stock, Stock Appreciation Rights or any combination thereof to be granted pursuant to each Award; to set annual incentives and performance based measures; to prescribe the terms and conditions of each Award, including without limitation the restrictions or performance criteria relating to such awards, shares or rights, the maximum value of each Performance Award and whether Stock Appreciation Rights will be granted along with, in conjunction with, or related to, Nonqualified Stock Options; and, to make any amendment or modification to any Agreement consistent with the terms of this Plan;

(e) To construe and interpret this Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of this Plan, including without limitation correcting any defect or supplying any omission in, or reconciling any inconsistency in, this Plan or in any Agreement, in such manner and to such extent it shall deem necessary or advisable to make this Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, each Subsidiary, Optionees and Grantees, as the case may be;

(f) To determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of this Plan;

(g) To exercise its discretion with respect to the powers and rights granted to it as set forth in this Plan; and

(h) To exercise, generally, such powers and to perform such acts as it shall deem necessary or advisable to promote the best interests of the Company with respect to this Plan.

      3.2     The Committee. In addition to the powers described in Section 3.1, the Committee shall have such powers and duties as shall be expressly delegated in writing by the Board. The Board may, at the time of delegating such duties, specify the minimum number of meetings to be held each calendar year; the number of members of the Committee that shall constitute a quorum; and the requisite vote of the Committee needed to adopt or defeat any proposal. In the event of a failure of the Board to specify the matters described in the preceding sentence, the Committee may establish its own rules of governance. Anything in this Plan to the contrary notwithstanding, the Board may, at any time after the appointing of a Committee and for any reason, disband the Committee, at which time any and all powers and duties previously delegated to the Committee shall revert to the Board; provided, however, that any action taken by the Board with regards to the establishment or certification of the satisfaction of Performance Goals shall only be taken by those directors that are considered to be “outside directors” under the provisions of Treasury Regulation Section 1.162-27(e)(3). No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Agreements, Options or Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

      3.3     Awards Issuable by the Board. The Board may grant any awards available under the Plan except Incentive Stock Options and awards described in Article IX to Eligible Directors. When the Board does so, it shall have all those powers described in Sections 3.1 and 3.2 which are vested in the Committee with respect to such awards.

ARTICLE IV

STOCK SUBJECT TO PLAN

      4.1     Number of Shares. The maximum number of Shares that may be issued or transferred pursuant to Options and Awards under this Plan shall be Two Million One Hundred Fifty Thousand (2,150,000) Shares (or such number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Article XI hereof provided that the number of shares available under the

Plan may be increased pursuant to action by the shareholders of the Company) and the Company shall reserve for the purposes of this Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined, from time to time, by the Board so long as the aggregate number of shares so reserved shall not exceed the maximum set forth above. Notwithstanding the foregoing, the maximum number of Shares that may be issued or transferred to any Eligible Employee during a single calendar year pursuant to Options, Stock Appreciation Rights or any combination thereof shall be limited to one million (1,000,000) Shares.

      4.2     Shares Eligible After Expiration. Whenever any outstanding Option or Award or portion thereof expires or is forfeited (other than by exercise of the Option or any Stock Appreciation Right), the Shares allocable to the expired or forfeited portion of such Option or Stock Appreciation Right may again be the subject of Options and Awards hereunder.

      4.3     Cancellation or Repricing. In the event of a cancellation or repricing of an Option or Stock Appreciation Right, then the canceled or repriced Option or Stock Appreciation Right shall continue to be counted against the maximum number of Shares that may be awarded under Section 4.1 to any Eligible Employee during a single calendar year.

ARTICLE V

ELIGIBILITY

      Subject to the terms and conditions of this Plan, the Committee shall have full and final authority to select those Eligible Employees and Eligible Directors who shall receive Options, Awards, or both; provided, however, that no Eligible Employee shall receive any Incentive Stock Options unless such Eligible Employee shall be an Employee of the Company, a parent or a subsidiary (within the meaning of Section 422 of the Code) at the time the Incentive Stock Option is granted. No Eligible Director shall receive any Incentive Stock Options.

ARTICLE VI

OPTIONS

      The Committee may, at any time and from time to time during the term of this Plan, grant Options in accordance with this Plan and the terms and conditions of the Option shall be set forth in an Agreement; each Option and Related Agreement shall be subject to the following terms and conditions:

      6.1     Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Option is granted (one hundred ten percent (110%) in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

      6.2     Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided, however, that no Option shall be exercisable after the expiration of ten (10) Years from the date it shall be granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, after the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

      6.3     Non-transferability. No Option shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by such Optionee or such Optionee’s guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

      6.4     Vesting. Subject to Section 6.9 hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the

Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof, at any time and from time to time.

      6.5     Method of Exercise. The exercise of an Option shall be made only by a written notice (a) delivered in accordance with Section 18.4 hereof to the Secretary or an officer of the Company at the Company’s principal executive office, (b) specifying the number of Shares to be purchased and accompanied by payment therefor and (c) otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise and, in the sole discretion of the Committee, either in cash, by check, or by transferring Shares to the Company upon such terms and conditions as determined by the Committee. The written notice pursuant to this Section 6.5 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee’s broker or dealer, designated as such in the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary or an officer of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

      6.6     Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered the Shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

      6.7     Termination of Employment. An Agreement shall set forth the terms and conditions of the Option upon the termination of the Optionee’s employment with the Company, Subsidiary or Division, as applicable (including a Grantee’s ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division), as the Committee may, in its discretion, determine at the time the Option is granted or thereafter; provided, however, that no Option shall be exercisable beyond its maximum term as set forth in Section 6.2 hereof.

      6.8     Modification or Substitution. Subject to the terms of this Plan, the Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution therefor; provided, however, that any such modification or grant shall comply with the limitations set forth in Section 4.1. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Agreement without the Optionee’s prior written consent.

      6.9     Effect of Change in Control. Notwithstanding anything contained in this Plan or an Agreement to the contrary, in the event of a Change in Control, (a) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable; (b) each Optionee shall be permitted to surrender for cancellation, within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised; and (c) upon cancellation, each Optionee shall be entitled to receive a cash payment in an amount equal to:

(i) in the case of a Non-Qualified Stock Option, the excess of the greater of the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to such Option or portion thereof surrendered or the Adjusted Fair Market Value of the Shares subject to such Option or portion thereof surrendered over the aggregate purchase price for such Shares under such Option; or

(ii) in the case of an Incentive Stock Option, the excess of the Fair Market Value, at the time of surrender, of the Shares subject to such Option or portion thereof surrendered over the aggregate purchase price for such Shares under such Option;

provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months after the date of grant of any such Option.

ARTICLE VII

STOCK APPRECIATION RIGHTS

      The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with this Plan and such terms and conditions as shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Article VII, be subject to the same terms and conditions as the related Option.

      7.1     Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

      7.2     Stock Appreciation Right Related to an Option.

      (a) Payment. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof to receive payment of an amount computed pursuant to Section 7.2(c) below upon exercise of the Stock Appreciation Right or any portion thereof.

      (b) Exercise. Subject to Section 7.6 hereof, a Stock Appreciation Right granted in accordance with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and shall not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

      (c) Amount of Payment. Except as otherwise provided in Section 7.9 below, upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying

(i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by

(ii) the number of Shares as to which such Stock Appreciation Right is being exercised.

Notwithstanding the foregoing, the Committee may limit, in any manner, the amount payable with respect to any Stock Appreciation Right by including such limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

      (d) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option related thereto shall be deemed to be exercised and shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 6.9 hereof, the Stock Appreciation Right related thereto shall be deemed to be exercised and shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

      7.3     Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Employees or Eligible Directors Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.6 below), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. The amount payable upon exercise of a Stock Appreciation Right shall be determined in accordance with Section 7.2(c) or Section 7.9 hereof, as the case may be, except that “Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right” shall be substituted in clause (i) of Section 7.2(c) for “per share purchase price under the related Option.” No Stock Appreciation Right unrelated to Options shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

      7.4     Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in accordance with Section 18.4 hereof to the Secretary or an officer of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary or an officer of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

      7.5     Form of Payment. Payment of the amount determined under Sections 7.2(c) or Section 7.3 may be made, in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share shall be made in cash.

      7.6     Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, unless the death or Disability of the Grantee occurs before the expiration of the six (6) month period.

      7.7     Termination of Employment. The Agreement shall set forth the terms and conditions of the Award upon the termination of the Grantee’s employment with the Company, Subsidiary or a Division (including a Grantee’s ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Stock Appreciation Right is granted or thereafter.

      7.8     Modification or Substitution. Subject to the terms of this Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution therefor; provided, however, that any such modification or grant shall comply with the limitations set forth in Section 4.1. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

      7.9     Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, subject to Section 7.6 hereof, all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Section 7.2(c), Section 7.3 and Section 7.5 hereof, upon the exercise of a Stock Appreciation Right or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be determined by reference to

      (a) in the case of a Stock Appreciation right related to a Non-Qualified Stock Option or a Stock Appreciation Right not related to an Option, the greater of (i) the Fair Market Value of the Shares on the date preceding the date of such exercise and (ii) the Adjusted Fair Market Value of the Shares on the date of such exercise; or

      (b) in the case of a Stock Appreciation Right related to an Incentive Stock Option, the Fair Market Value of the Shares on the date of such exercise;

provided, however, that in the case of a Stock Appreciation Right granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to exercise such Grantee’s Stock Appreciation Right during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Stock Appreciation Right.

ARTICLE VIII

RESTRICTED STOCK

      The Committee may grant Awards of Restricted Stock, and may issue Shares of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Without limiting the generality of the foregoing, such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and conditions:

      8.1     Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee shall have executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement or any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

      8.2     Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.3 below, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

      8.3     Lapse of Restrictions.

      (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine.

      (b) Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock (other than Performance Shares) shall lapse immediately and all such Shares shall become fully vested in the Grantee.

      8.4     Termination of Employment. The Agreement shall set forth the terms and conditions of an Award of Restricted Stock upon the termination of the Grantee’s employment with the Company, a Subsidiary, or a Division (including a Grantee’s ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

      8.5     Modification or Substitution. Subject to the terms of this Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Awards of Restricted Stock (to the extent not exercised) and grant new Awards in substitution therefor. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

      8.6     Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at an annual rate as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the lapsing of restrictions imposed on such Shares, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares pursuant to Section 8.4 hereof or otherwise.

      8.7     Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

      8.8     Vesting. Subject to Section 8.3 hereof, each Award of Restricted Stock shall vest at such times as may be designated by the Committee and set forth in the Agreement.

ARTICLE IX

PERFORMANCE AWARDS

      9.1     Performance Goals. Performance Goals for Performance Awards may be expressed in terms of (a) earnings per Share, (b) pre-tax profits, (c) net earnings, net income or net worth, (d) return on equity or assets, or (e) any combination of the foregoing. Performance Goals shall be established at the time the Award is granted. Performance Goals may be based on the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Prior to the end of a Performance Period, the Committee, in its discretion, may adjust the Performance Goals to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

      9.2     Performance Shares. The Committee may, in its discretion, grant Awards of Performance Shares, which shall be payable as Restricted Stock if Performance Goals set by the Committee for the Performance Period to which such Performance Shares relate are met. Performance Shares shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement may contain restrictions and terms and conditions as the Committee may, in its discretion, require. Performance Shares which become Restricted Stock upon attainment of a Performance Goal shall, upon issuance of the Restricted Stock, be subject to the rules applicable to Restricted Stock as set forth under Article VIII. Unless the Agreement provides otherwise, if the Grantee’s employment with the Company and its Subsidiaries terminates due to the Grantee’s Retirement, Disability or death, all of the Grantee’s unvested shares of Restricted Stock shall vest immediately. However, unless the Agreement provides otherwise, if the Grantee’s employment with the Company or its Subsidiary terminates for any reason other than the Grantee’s Retirement, Disability or death, the Grantee’s unvested shares of Restricted Stock shall be forfeited on the date of such termination of employment.

      9.3     Cash Awards. The Committee may, in its discretion, grant Cash Awards to Eligible Employees. Such Awards shall be payable solely in cash from the Performance Sharing Bank provided Performance Goals set by the Committee for the Performance Period to which such Cash Awards relate are met. Cash Awards shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement may contain restrictions, and terms and conditions as the Committee may, in its discretion, require.

      (a) Payment of Awards. After the end of each Performance Period, provided the specified Performance Goal in the applicable Agreement is met so as to justify a Cash Award, a Grantee’s Cash Award shall be added to his account in the Performance Sharing Bank. After such addition, thirty-three percent (33%) of the Grantee’s Bank Balance shall be paid to him, in cash, as soon as administratively practicable after the last day of the Performance Period to which such Award relates. A Participant may elect to defer receipt of a Cash Award which would otherwise be payable to him during a calendar year if he elects to so defer pursuant to the terms of the Deferred Compensation Plan.

      (b) Termination of Employment. The Agreement shall set forth the terms and conditions of the grant of Cash Awards upon the termination of the Grantee’s employment with the Company, a Subsidiary, or a Division (including a Grantee’s ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter. Unless the Agreement provides otherwise, if the Grantee’s employment with the Company and its Subsidiaries terminates during the Performance Period due to the Grantee’s Retirement, Disability, death, or involuntary termination without Cause (whether due to corporate reorganization, job elimination, Change in Control or otherwise), the Grantee shall be entitled to a cash payment of his undistributed Bank Balance as soon as administratively practicable after such termination of employment. Unless the Agreement provides otherwise, subject to Section 9.4, if the Grantee’s employment with the Company or a Subsidiary terminates during the Performance Period for any reason other than the Grantee’s Retirement, Disability, death, or involuntary termination without Cause (whether due to corporate reorganization, job elimination, Change in Control or otherwise), the Grantee’s Bank Balance will be forfeited on the date of such termination of employment. If a Grantee’s employment is terminated during a Performance Period involuntarily without Cause (whether due to corporate reorganization, job elimination, Change in Control or otherwise), or due to death or Disability, and a Cash Award would have been paid to the Participant’s Performance Sharing Bank if the Grantee had remained employed throughout the entire Performance Period, then a credit shall be made to such Grantee’s Performance Sharing Bank equal to the credit which would have been made had the Grantee been employed for the entire Performance Period, pro rated for the number of days the Grantee actually was employed during the Performance Period.

      (c) Maximum Awards under Sections 9.2 and 9.3. Notwithstanding anything herein to the contrary, in no event shall a Grantee’s combined vested Restricted Stock resulting from Performance Share Awards (i.e. which vest during the calendar year and become Shares) and Cash Awards payable to the Grantee from the Performance Sharing Bank for a calendar year exceed $1,000,000. Any excess amounts over the $1,000,000 limitation shall be carried forward to the next calendar year for payment, subject to the same $1,000,000 limitation in such succeeding year.

      9.4     Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control:

(a) With respect to Cash Awards, the Grantee shall be entitled to receive a pro rata share of the Cash Award which would have been payable for the entire Performance Period in which such Change in Control occurs, provided that the Cash Award shall be calculated as if the Performance Goal was exactly achieved. The pro rata share shall be based on the number of days during the Performance Period which precede the date of the Change in Control. Subject to any conditions the Committee may specify, the Grantee shall also be entitled to receive a cash payment equal to the amount of the Grantee’s Bank Balance, if any, immediately prior to, upon or as soon as administratively practicable after such Change in Control.

(b) With respect to Performance Shares, all Performance Goals for the Performance Period in which the Change of Control occurs shall be deemed met and all restrictions on such Performance Shares shall lapse immediately. All Performance Shares shall be converted to Restricted Stock. All Restricted Stock shall be fully vested, so as to convert such Restricted Stock to Shares.

      9.5     Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

      9.6     Modification or Substitution. Subject to the terms of this Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution therefor. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s written consent.

ARTICLE X

LOANS

      10.1     Loans. The Company or any Subsidiary may make loans to a Grantee or Optionee in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan including the rate of interest (if any) imposed by the Committee from time to time. Notwithstanding the forgoing, no loan may be made to a Grantee or Optionee that would violate the Sarbanes Oxley Act of 2002 or any other federal or state securities law or securities exchange rule.

      10.2     Maximum Amount of Loan. No loan made under this Plan shall exceed the sum of (a) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (b) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

      10.3     Term. No loan shall have an initial term exceeding ten (10) years; provided, however, that loans under this Plan shall be renewable at the discretion of the Committee.

      10.4     Repayment. Loans under this Plan may be satisfied by an Optionee or Grantee either in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount for which such Shares are transferred.

      10.5     Security. Each loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged Shares no longer required as security may be released into escrow or pursuant to the terms of the Option, Award or escrow agreement to the Optionee or Grantee (as the case may be).

ARTICLE XI

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      11.1     Adjustments. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under this Plan, (b) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under this Plan, and (c) the purchase price therefor, if applicable.

      11.2     Limitations Regarding Incentive Stock Options. Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

      11.3     Continuation of Conditions, Restrictions, Etc. If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock, securities, Performance Awards (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Performance Awards pursuant to the Award or Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

ARTICLE XII

EFFECT OF CERTAIN TRANSACTIONS

      Subject to Sections 6.9, 7.9, 8.3(b) and 9.5 hereof, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), this Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or

Awards, as the case may be, upon exercise of any option or Award or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

ARTICLE XIII

RELEASE OF FINANCIAL INFORMATION

      A copy of the Company’s annual report to stockholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company’s stockholders. Upon reasonable request the Company shall furnish, as soon as reasonably practicable, to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company’s prior fiscal year.

ARTICLE XIV

TERMINATION AND AMENDMENT

      14.1     Termination. This Plan shall terminate on March 24, 2004 and no Option or Award may be granted thereafter. The Board may sooner terminate or amend this Plan (other than to reduce the rights of Optionees and Grantees, as the case may be, under Sections 6.9, 7.9, 8.3(b) and 9.5 hereof), at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment.

      14.2     Amendment. Except as provided in Articles XI and XII hereof, rights and obligations under any Option or Award granted before any amendment of this Plan shall not be adversely altered or impaired by such amendment, except with the written consent of the Optionee or Grantee, as the case may be.

ARTICLE XV

NON-EXCLUSIVITY

      The adoption of this Plan by the Board and approval by the Company’s shareholders shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

ARTICLE XVI

LIMITATION OF LIABILITY

      As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in this Plan shall be construed to:

(a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in this Plan;

(c) limit in any way the right of the Company to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

ARTICLE XVII

REGULATIONS AND OTHER APPROVALS, GOVERNING LAW

      17.1     Governing Law. This Program and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Georgia without giving effect to the conflicts of laws principles thereof, except to the extent that such law is preempted by federal law.

      17.2     Conditions. The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under this Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

      17.3     Rule 16b-3. This Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of this Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of this Plan.

      17.4     Authority of the Board. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder. The Board, in its sole discretion, may also make Awards to Eligible Directors except in no case shall the Board award such Eligible Directors Incentive Stock Options.

      17.5     Effect of Securities Laws. Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to this Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

      17.6     Registration. The Company shall have no obligation to register, under any federal or state securities laws, any Shares acquired pursuant to this Plan. Notwithstanding anything contained in this Plan to the contrary, in the event that the disposition of Shares acquired pursuant to this Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to this Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall bear an appropriate legend to reflect their status as restricted securities as aforesaid.

ARTICLE XVIII

MISCELLANEOUS

      18.1     Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under this Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee or Eligible Director during the term of this Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee or Eligible Director. The grant of multiple Options, Awards or both may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

      18.2     Withholding of Taxes.

      (a) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the “Withholding Taxes”) with respect to any Option or Award. If an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the “Tax Election”) which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option or pursuant to an Award having an aggregate Fair Market Value equal to the Withholding Taxes, provided that (i) in respect of an Optionee or Grantee who may be subject to liability under Section 16(b) of the Exchange Act (unless his or her employment was terminated due to Disability or death), (A) the Optionee or Grantee makes the Tax Election at least six (6) months after the date the Option or Award was granted and (B) the Tax Election is made either at least six (6) months prior to the date that the amount of the Withholding Taxes are determined (the “Tax Date”) or during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company’s quarterly or annual statements of earnings, (ii) the Tax Election is made prior to the Tax Date, and (iii) the Tax Election is irrevocable; provided, however, in the event that the Tax Date occurs subsequent to the exercise of the Option or issuance of Shares, the Optionee or Grantee shall tender back to the Company on the Tax Date that number of Shares having a Fair Market Value on the date preceding the Tax Date at least equal to the Withholding Taxes.

      (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and Regulations promulgated thereunder, of any Share or Shares issued to him pursuant to his exercise of the Option within the two (2) year period commencing on the day after the date of the grant or within the one year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

      18.3     Designation of Beneficiary. Each Optionee and Grantee may designate a person or persons to receive, in the event of his or her death, any Option or Award or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee or Grantee fails effectively to designate a beneficiary, then his or her estate shall be deemed to be the beneficiary.

      18.4     Notices. All notices, requests, demands and other communications required of or from any Grantee or Optionee under, or in connection with, this Plan (other than pursuant to Article XIII hereof) shall be in writing, and shall be deemed to have been duly given if delivered or mailed by registered or certified mail and return receipt requested, postage prepaid, or by overnight courier service, charges prepaid, to the Company at its then current main business office address; all such notices shall be deemed duly given on the day delivered or, if mailed, on the fifth day following the postmark date.

ARTICLE XIX

EFFECTIVE DATE

      The effective date of this Plan shall be March 25, 2004, provided that any Options or Awards issued after such date shall be issued, subject to approval of this Plan by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Georgia within twelve (12) months of such adoption.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed and delivered by its officer, all as of the 25th day of March, 2004.

ATTEST:	ALLIED HOLDINGS, INC.

By:

Its Secretary

[CORPORATE SEAL]	Title:

PROXY

ALLIED HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the notice of the annual meeting of the shareholders of Allied Holdings, Inc. (the “Company”) to be held on May 19, 2004 at 10:00 a.m., local time, at the corporate offices of the Company, 160 Clairemont Avenue, Third Floor Conference Room, Decatur, Georgia, 30030 (“Annual Meeting”), and the Proxy Statement attached thereto, and does hereby appoint Hugh E. Sawyer and Thomas M. Duffy, and each or either of them (with full power to act alone), the true and lawful attorney(s) of the undersigned with power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all of the shares of no par value common stock of the Company which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment or adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN PROPOSAL NUMBER 1, FOR PROPOSAL NUMBER 2 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED BY ATTENDING THE MEETING AND VOTING IN PERSON, OR BY SUBMITTING A SUBSEQUENT PROXY WITH THE SECRETARY OF THE COMPANY PRIOR TO OR AT THE TIME OF THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark votes as in this example.

							FOR	AGAINST	ABSTAIN
1.	Election of Directors. For Three-Year Terms Expiring Annual Meeting 2007: Nominees: (01) Thomas E. Boland, (02) Guy W. Rutland, IV and (03) Berner F. Wilson, Jr.	2.	Proposal to approve the Company’s Amended
and Restated Long-Term Incentive Plan
						including an amendment to increase the number of authorized shares which may be issued under the plan by an additional 150,000 shares.	☐	☐	☐
	FOR ALL NOMINEES, except as indicated below	☐	☐	WITHHELD FROM ALL NOMINEES
☐					3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
Instructions: To withhold authority to vote for any individual nominee(s) write that nominee’s name on the space provided above.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐
I hereby revoke all proxies by me heretofore given for any meeting of the shareholders of the Company.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Please sign your proxy exactly as your name appears at left. When signing as an attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in a partnership name by authorized person. WHEN SHARES ARE HELD BY JOINT TENANTS, OR IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.

Signature:	Date:	Signature:	Date: